SLM CORPORATION Q3 2012 Investor Presentation NOVEMBER 5, 2012 Exhibit 99.1

Forward-Looking Statements; Non-GAAP Financial Measures
The following information is current as of November 5, 2012 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31,
2011 (the “2011 Form 10-K”), the Company’s, first, second and third quarter Forms 10-Q and subsequent reports filed with the Securities and Exchange Commission (the “SEC”). Definitions for capitalized terms in this presentation not defined herein can be found in the 2011 Form 10-K (filed with the SEC on February 27, 2012).
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our opinions, beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the 2011 Form 10-K, the Company’s, first, second and third quarter Forms 10-Q and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third parties, including counterparties to our derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings or the credit ratings of the United States of America; failures of our operating systems or infrastructure, including those of third-party vendors;
damage to our reputation; failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; changes in general economic conditions; and changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. We do not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in our expectations.
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s core earnings and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts and the goodwill and acquired intangible asset amortization and impairment. These items are recognized in GAAP but not in core earnings results. The Company provides core earnings measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see
“Core Earnings — Definition and Limitations” in the Company’s third quarter Form 10-Q for a further discussion and a complete reconciliation between GAAP net income and core earnings.

SLM Corporation
SLM Corporation Overview Page 4
The U.S. Student Loan Market Page 11
Credit Quality Page 19
Servicing: A Competitive Advantage Page 29
Funding Diversity and Liquidity Page 33
Risk-Adjusted Capitalization Page 44
FFELP ABS Appendix Page 47
Private Education Loan ABS Appendix Page 52
SLM Appendix Page 73

4 SLM Corporation Overview

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
#1 servicer and collector of student loans in the
U.S. for FFELP
1
and Private Education Loans
Serving 25 million unique customers and
approximately $250 billion in loans, as of
September 30, 2012
Servicing for third parties, including 4.1 million loans
for the Department of Education (“ED”), as of
September 30, 2012
Fully independent private sector company with
scale and a broad franchise, traded on the
NASDAQ (ticker: SLM)
$165 billion student loan portfolio, 77% of which is
insured or guaranteed, as of September 30, 2012
SLM Corporation
Federal Family Education Loan Program (“FFELP”).
1

SallieMae

Loan Portfolio		
Loan Type	**$billions**	**%**
FFELP Loans	$127.7	77%
Private Education	$37.1	23%
Total Portfolio	$164.8	100%

SLM Corporate Debt Ratings			
	Moody's	**S & P**	**Fitch**
Long-Term	Ba1	BBB-	BBB-
Short-Term	Not-Prime	A-3	F3
Outlook	Stable	Stable	Stable

1965
- Congress creates the Guaranteed Student Loan Program, currently known as FFELP

1972
- Congress establishes, as a GSE, the Student Loan Marketing Association or "Sallie Mae"

1996
- Privatization of Sallie Mae approved by Congress, SLM Corporation holding company created

2004
- GSE dissolved... SLM Corporation becomes a fully independent, private sector corporation

2008
- Challenging economy; U.S. Government support of FFELP, private education lending curtailed

2009
- SLM wins 5 year contract to service for US Dept Education
- Smart Option private loan introduced

2010
- FFELP eliminated in legislative reform July 2010
- SLM acquires $25 billion FFELP portfolio from Student Loan Corporation

Loan Portfolio		
Loan Type	$billions	%
FFELP Loans	$127.7	77%
Private Education	$37.1	23%
Total Portfolio	$164.8	100%

SLM Corporate Debt Ratings			
	Moody's	S & P	Fitch
Long-Term	Ba1	BBB-	BBB-
Short-Term	Not-Prime	A-3	F3
Outlook	Stable	Stable	Stable

1965
- Congress creates the Guaranteed Student Loan Program, currently known as FFELP

1972
- Congress establishes, as a GSE, the Student Loan Marketing Association or "Sallie Mae"

1996
- Privatization of Sallie Mae approved by Congress, SLM Corporation holding company created

2004
- GSE dissolved... SLM Corporation becomes a fully independent, private sector corporation

2008
- Challenging economy; U.S. Government support of FFELP, private education lending curtailed

2009
- SLM wins 5 year contract to service for US Dept Education
- Smart Option private loan introduced

2010
- FFELP eliminated in legislative reform July 2010
- SLM acquires $25 billion FFELP portfolio from Student Loan Corporation

6 As of September 30, 2012 Net of provision A Brief Corporate History As of September 30, 2012

Q3 12 “Core Earnings” Summary
*
* For a GAAP to “Core Earnings” reconciliation, see slide 74
($ millions, except per share amounts) Q3 12 Q2 12 Q3 11
EPS (Reported) $0.58 $0.49 $0.36
Net Income $277 $243 $188
Net Interest Income $718 $655 $758
Loan Loss Provision $270 $243 $409
Fee and Other Income - Excluding Debt Repurchase Gains $190 $192 $198
Debt Repurchase Gains $44 $20 -
Operating Expenses $244 $239 $285
Average Student Loans $167,166 $172,436 $178,620

Consumer Lending Segment Earnings Detail – “Core Earnings” Basis
(1)
Includes non-GAAP adjustments of 0.08%, 0.11%, and 0.09%, respectively, related to the accounting for derivative instruments.
($ millions) Q3 12 Q2 12 Q3 11
Private Originations $1,349 $321 $1,077
Average Private Education Loans $37,545 $37,543 $36,772
Net Interest Income after Provision - Private $155 $187 $23
Net Interest Margin - Private Education
(1)
4.05% 4.14% 4.03%
Operating Expenses $67 $64 $82
OpEx Annualized as a % of Average Private Education Loans 0.71% 0.69% 0.88%
Net Income (Loss) $63 $85 ($27)

FFELP Loan Segment Earnings Detail – “Core Earnings” Basis
(1)As a result of the recently completed Special Direct Consolidation Loan Initiative, net interest income was reduced by the acceleration of $50 million of non-cash loan premium amortization and the FFELP student loan spread was reduced by 15 basis points.
(2)Includes non-GAAP adjustments of (0.32%), (0.30%), and (0.38%), respectively, related to the accounting for derivative instruments.
($ millions) Q3 12 Q2 12 Q3 11
Average FFELP Loans $129,621 $134,893 $141,848
Net Interest Income after Provision - FFELP
(1) $298 $228 $337
Net Interest Margin - FFELP
(2) 0.92% 0.70% 0.97%
Operating Expenses $171 $181 $188
OpEx Annualized as a % of Average FFELP Loans 0.53% 0.54% 0.52%
Net Income $94 $44 $107

Three Aspects of the SLM Business Model
– Largest originator of Private Education Loans
– Significant long term value
– High quality loan originations growing in double digits
– Growing net income
– Businesses include loan servicing and collections for Department of
Education, payment processing for colleges and universities and 529 savings plan servicing
– ABS servicing cash flows are super senior
– Opportunities exist to expand services provided, including industry consolidation
– Efficient cost structure and top performer
– Existing portfolios generating substantial income and cash flow
– Residuals stable due to minimal credit and interest rate risk
– Actively seeking to acquire additional FFELP loan portfolios
Consumer Lending
Business Services
FFELP Loan Portfolio

11 The U.S. Student Loan Market

18.2
19.1
20.4
20.6
20.7
20.7
20.9
21.3
21.6
22.0
22.2
22.5
22.8
23.0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Public
Private
11.4 $27.5
12.1 $28.7
12.8 $30.5
13.6 $32.0
14.4 $33.8
15.2 $35.1
16.2 $36.5
17.1 $38.0
17.9 $39.5
2005 2006 2007 2008 2009 2010 2011 2012 2013

75.8
94.5
104.3
108.9
114.7
120.8
127.4
134.4
141.8
2008 2009 2010 2011 2012 2013 2014 2015 2016

Average annual income
Unemployment
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
14%
12%
10%
8%
6%
4%
2%
0%
Less than H.S.
High school
Some college
Associate
Bachelor's
Master's
Doctorate
Professional

18.2
19.1
20.4
20.6
20.7
20.7
20.9
21.3
21.6
22.0
22.2
22.5
22.8
23.0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Public
Private
11.4 $27.5
12.1 $28.7
12.8 $30.5
13.6 $32.0
14.4 $33.8
15.2 $35.1
16.2 $36.5
17.1 $38.0
17.9 $39.5
2005 2006 2007 2008 2009 2010 2011 2012 2013

75.8
94.5
104.3
108.9
114.7
120.8
127.4
134.4
141.8
2008 2009 2010 2011 2012 2013 2014 2015 2016

Average annual income
Unemployment
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
14%
12%
10%
8%
6%
4%
2%
0%
Less than H.S.
High school
Some college
Associate
Bachelor's
Master's
Doctorate
Professional

Favorable Student Loan Market Trends
Source: Trends in College Pricing.©
2012 The College Board,. www.collegeboard.org,
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions;
enrollment-weighted
Higher Education Enrollment (millions)
Source: U.S. Department of Education, National Center for Education Statistics, 1990 through 2009 Integrated
Postsecondary Education Data System, "Fall Enrollment Survey" (IPEDS-EF:90–99), Spring 2001 through
Spring 2010; and Enrollment in Degree-Granting Institutions Model, 1980–2009.
Note: Total enrollment in all degree-granting institutions; middle alternative projections for 2010 onward
Annual Cost of Education ($ thousands)
Source: President’s 2013 Budget.  Net commitments by fiscal year
Note: Excludes consolidation volume
Federal Student Loan Origination Volume ($ billions)
Relationship Between Higher Education, Income and Employment
Source:  U.S. Census Bureau, Current Population Survey, 2011 Annual Social and Economic Supplement.
Represents median earnings for a full time, year-round worker over age 25. Unemployment data as of Quarter
IV 2011  Represents unemployment for civilian non-institutional population over age 25.

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Total Unemployment Rate
Unemployment Rate with a Bachelor's Degree or Higher

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Total Unemployment Rate
Unemployment Rate with a Bachelor's Degree or Higher

13 College Grads Experience Lower Levels of Unemployment Source: U.S. Department of Labor, Bureau of Labor Statistics as of 06/30/2012

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$ in millions
50%
30%
10%
-10%
-30%
-50%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Originations
Year over Year Growth

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$ in millions
50%
30%
10%
-10%
-30%
-50%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Originations
Year over Year Growth

14 SLM Private Education Loan Originations

Private Education Loan Portfolio Characteristics
– $37 billion portfolio
– 23% of SLM’s total student loan portfolio
– Approximately 64% of portfolio has a cosigner, typically a parent
– Loans originated since 2009 are approximately 90% cosigned with average FICO scores above 740
– Higher education loans typically non-dischargeable in bankruptcy
– Integrated underwriting, servicing and collections
SLM’s Private Education Loan Portfolio
As of September 30, 2012

Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school
– Interest Only - Requires interest only payment during in-school period
– Fixed Repayment - Requires $25 monthly payments during in-school period
– Deferred Repayment – Allows the customer to defer payments while in-school
Variable and Fixed Interest Rate Options
Repayment term is driven by cumulative amount borrowed and grade level
Full communication with customers during in-school period
Full collection activities are employed at both the customer and cosigner level
All loans are certified by the school’s financial aid office to help ensure that customers borrow no more than the cost of attendance
SLM’s Private Education Smart Option Student Loan Products

AY 2001-2002
AY 2011-2012
$95,424
Cost of attendance gap
$78,299
$17,125
$36,128
$19,003
$17,125
$151,884
Cost of attendance gap
$124,884
$27,000
$68,544
$41,544
$27,000
Full-Time Private School
Full-Time Public School
Full-Time Private School
Full-Time Public School
ED Lending Limit
Cost of attendance gap

Private Education Loans
$7
Family Contributions
$200
$113
Federal
$116
Grants

AY 2001-2002
AY 2011-2012
$95,424
Cost of attendance gap
$78,299
$17,125
$36,128
$19,003
$17,125
$151,884
Cost of attendance gap
$124,884
$27,000
$68,544
$41,544
$27,000
Full-Time Private School
Full-Time Public School
Full-Time Private School
Full-Time Public School
ED Lending Limit
Cost of attendance gap

Private Education Loans
$7
Family Contributions
$200
$113
Federal
$116
Grants

Private Education Loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
Estimates for academic year 2011-12 project that 20 million students will enroll in higher education and incur costs of over $436 billion; $7 billion of which is funded by private education loans
Assuming Federal Loans and Grants remain constant – a 4% increase in the cost of education would result in a $17 billion incremental funding requirement for students and families
Role of Private Education Loan
Source: Trends in College Pricing
.©
2012 The College Board,. www.collegeboard.org,
U.S. Department of Education 2012
Cost of College (Based on a Four-Year Term)
Total Cost of Education (in billions)
2011/2012 Academic Year
Source: U.S. Department of Education, President’s 2013 Budget  & Company analysis

SLM vs. Industry Originations
(billions)
$3.8
$11.6
$4.8
$15.5
$7.1
$18.5
$7.7
$21.1
$7.7
$22.9
$4.8
$10.6
$2.3
$7.1
$2.5
$6.2
$3.0
$6.4
03-04
04-05
05-06
06-07
07-08
08-09
09-10
10-11
11-12
SLM
Total Market

SLM vs. Industry Originations
(billions)
$11.6
$15.5
$18.5
$21.1
$22.9
$10.6
$7.1
$6.2
$6.4
$3.8
$4.8
$7.1
$7.7
$7.7
$4.8
$2.3
$2.5
$3.0
03-04
04-05
05-06
06-07
07-08
08-09
09-10
10-11
11-12
SLM
Total Market

2011-12 academic year market share approximately 47%
Private Credit Industry Originations
Source: Trends in Student Aid.©
2012 The College Board,. www.collegeboard.org,
industry data is preliminary. Based on current dollars. Data reported by academic year, SLM quarterly data converted to academic year basis.
Private Education Loan originations declined from their peak as a result of an increase in federal student loan limits, an overall increase in the use of federal student loans, an increase in federal grants, and tighter underwriting standards.

19 Credit Quality

+
=
Private Education
Loans
(2)
22%
U.S. Government
Guaranteed Loans
(2)
78%
Charge-Offs
(1)
= 0.07%
Charge-Offs
(1)
= 2.52%
Total Charge-Offs
(1)
= 0.61%
(1) All data as of September 30, 2012. Annualized FFELP charge-offs as a percentage of average FFELP Loans. Annualized Private Education Loan charge-offs as a percentage of average Private Education Loans. Annualized total charge-offs as a percentage of average FFELP Loans and Private Education Loans.
(2) Percentages of total student loan portfolio based upon average portfolio balances.
Student Loan Portfolio
(2)
Loan Losses

SallieMae

Percent of Total Defaults
100%
50%
0%
8% 8% 13% 22% 17% 38% 14% 52% 10% 62% 8% 70% 6% 76% 5% 81% 4% 85% 3% 88% 3% 91% 2% 93% 2% 96% 2% 98% 2% 100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Months Since Repayment Begin Date
Defaults Per Months Since Repayment Begin Date
Cumulative Defaults

Percent of Total Defaults
100%
50%
0%
59% 59% 11% 70% 7% 77% 5% 82% 4% 85% 3% 88% 3% 91% 2% 93% 2% 95% 1% 96% 1% 97% 1% 98% 1% 99% 0% 99% 1% 100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Payments Made
Defaults Per Payments Made
Cumulative Defaults

100%
50%
0%
Percent of Total Defaults
8% 8% 13% 22% 17% 38% 14% 52% 10% 62% 8% 70% 6% 76% 5% 81% 4% 85% 3% 88% 3% 91% 2% 93% 2% 96% 2% 98% 2% 100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Months Since Repayment Begin Date
Defaults Per Months Since Repayment Begin Date
Cumulative Defaults

100%
50%
0%
Percent of Total Defaults
59% 59% 11% 70% 7% 77% 5% 82% 4% 85% 3% 88% 3% 91% 2% 93% 2% 95% 1% 96% 1% 97% 1% 98% 1% 99% 0% 99% 1% 100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Payments Made
Defaults Per Payments Made
Cumulative Defaults

Private Credit Default Performance
Historical Defaults by Payments Made
Historical Defaults by Months in Repayment
The probability of default substantially diminishes as the number of payments and years of seasoning increases
As of September 30, 2012

Private Education Loan Portfolio Performance
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Q312 Q212 Q112 Q411 Q311
Charge-offs - Traditional Portfolio
(1) 2.6% 2.5% 2.3% 2.7% 2.9%
Charge-offs - Non-Traditional Portfolio
(1) 10.5% 9.8% 10.3% 11.9% 11.5%
Charge-offs - Total Portfolio
(1) 3.2% 3.1% 3.0% 3.5% 3.7%
90+ Day Delinq as a % of Repay - Traditional Portfolio 4.4% 3.7% 3.6% 4.0% 4.0%
90+ Day Delinq as a % of Repay - Non-Traditional Portfolio 14.6% 12.6% 12.5% 13.6% 14.3%
90+ Day Delinq as a % of Repay - Total Portfolio 5.3% 4.5% 4.4% 4.9% 5.0%
Forb as a % of Forb & Repay - Traditional Portfolio 3.1% 4.1% 4.1% 4.2% 4.3%
Forb as a % of Forb & Repay - Non-Traditional Portfolio 5.0% 6.4% 6.8% 6.6% 6.7%
Forb as a % of Forb & Repay - Total Portfolio 3.2% 4.3% 4.3% 4.4% 4.5%
Allowance as a % of Loans in Repay - Traditional Portfolio 5.8% 5.7% 5.8% 5.6% 5.7%
Allowance as a % of Loans in Repay - Non-Traditional Portfolio 21.5% 22.5% 22.8% 23.1% 25.4%
Allowance as a % of Loans in Repay - Total Portfolio 7.1% 7.1% 7.2% 7.2% 7.5%

Private Education Loan Portfolio Performance
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Traditional Loans with a Cosigner Q312 Q212 Q112 Q411 Q311
Outstanding Balance as a % of Total
62% 60% 60% 59% 59%
90+ Delinquency as a % of Repayment
3.2% 2.7% 2.6% 2.9% 2.9%
Forbearance as a % of Repayment & Forbearance
2.9% 3.8% 3.7% 3.8% 3.8%
Charge-Offs as a % of Repayment
(1)
1.6% 1.5% 1.4% 1.7% 1.9%
Traditional Loans without a Cosigner Q312 Q212 Q112 Q411 Q311
Outstanding Balance as a % of Total
30% 31% 31% 32% 32%
90+ Delinquency as a % of Repayment
6.7% 5.5% 5.5% 5.8% 5.9%
Forbearance as a % of Repayment & Forbearance
3.3% 4.5% 4.7% 4.7% 4.9%
Charge-Offs as a % of Repayment
(1)
4.5% 4.3% 3.9% 4.5% 4.9%
Non-Traditional Loans with a Cosigner Q312 Q212 Q112 Q411 Q311
Outstanding Balance as a % of Total
3% 3% 3% 3% 3%
90+ Delinquency as a % of Repayment
12.3% 10.3% 10.4% 11.8% 12.2%
Forbearance as a % of Repayment & Forbearance
6.2% 7.6% 8.1% 7.8% 7.7%
Charge-Offs as a % of Repayment
(1)
6.9% 6.6% 7.1% 7.8% 8.0%
Non-Traditional Loans without a Cosigner Q312 Q212 Q112 Q411 Q311
Outstanding Balance as a % of Total
6% 6% 6% 7% 7%
90+ Delinquency as a % of Repayment
15.6% 13.5% 13.3% 14.4% 15.1%
Forbearance as a % of Repayment & Forbearance
4.5% 5.9% 6.2% 6.1% 6.3%
Charge-Offs as a % of Repayment
(1)
11.9% 11.1% 11.6% 13.6% 12.9%

Improvement in Portfolio Quality & Mix
Originations of $3.2 bn in 2009 had an average FICO of 745 and 83% were cosigned.
Originations of $2.3 bn in 2010 had an average FICO of 739 and 89% were cosigned.
Originations of $2.7 bn in 2011 had an average FICO of 748 and 91% were cosigned.
YTD originations of $3.0 bn had an average FICO of 748 and 91% were cosigned.
Legacy Loans Entering Repayment
(1)
(1) Excludes Smart Option loans.
(2) Projected loans entering repayment does not include new loan originations which are expected to be 100% Traditional loans and have significantly higher FICO scores and cosigners.
Note: Volume for all years is based on outstanding balances.
$ Volume in
Billions
% of Non
Traditional
% of
Cosigned
% of For
Profit
Average
Winning FICO
Actual
2008 $7.4 15% 54% 33% 709
2009 $6.6 13% 56% 27% 711
2010 $5.2 11% 59% 21% 713
2011 $3.5 10% 62% 17% 714
Projected
(2)
2012 $1.9 9% 65% 14% 716
2013 $0.5 7% 67% 15% 726

(Dollars in millions)
September 30, 2012
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 6,234
Loans in Forbearance 501               7.4% 150               2.4% 110               2.1% 57                   1.5% 80                     1.2% 898               3.1%
Loans in Repayment- Current 5,215            76.8% 5,744            90.1% 4,794            90.7% 3,627            93.0% 6,547              94.8% 25,927          88.6%
Loans in Repayment- Delinq 31-60 days 270               4.0% 166               2.6% 141               2.7% 88                   2.3% 119                   1.7% 784               2.7%
Loans in Repayment- Delinq 61-90 days 170               2.5% 77                   1.2% 65                   1.2% 38                   1.0% 49                     0.7% 399               1.4%
Loans in Repayment- Delinq 90 + days 630               9.3% 238               3.7% 176               3.3% 92                   2.4% 110                   1.6% 1,246            4.3%
6,786 $         100% 6,375 $         100% 5,286 $         100% 3,902 $         100% 6,905 $           100% 29,254 $      100%
Charge-offs as a % of loans in repayment 6.1% 2.2% 1.6% 1.2% 0.9% 2.6%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 566
Loans in Forbearance 87                   9.6% 19                   4.7% 12                   2.8% 8                     2.3% 12                     1.9% 138               5.0%
Loans in Repayment- Current 482               53.4% 334               70.9% 321               77.0% 286               83.6% 536                   86.1% 1,959            71.1%
Loans in Repayment- Delinq 31-60 days 71                   7.8% 32                   6.7% 24                   5.9% 16                   4.8% 27                     4.3% 170               6.2%
Loans in Repayment- Delinq 61-90 days 51                   5.7% 17                   3.6% 15                   3.7% 8                     2.4% 14                     2.2% 105               3.8%
Loans in Repayment- Delinq 90 + days 211               23.4% 68                   14.5% 45                   10.8% 24                   7.0% 34                     5.4% 382               13.9%
902 $            100% 470 $            100% 417 $            100% 342 $            100% 623 $              100% 2,754 $         100%
Charge-offs as a % of loans in repayment 20.1% 10.7% 5.8% 3.6% 3.4% 10.5%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 6,800
Loans in Forbearance 588               7.7% 169               2.5% 122               2.1% 65                   1.5% 92                     1.2% 1,036            3.2%
Loans in Repayment- Current 5,697            74.1% 6,078            88.8% 5,115            89.7% 3,913            92.2% 7,083              94.1% 27,886          87.1%
Loans in Repayment- Delinq 31-60 days 341               4.4% 198               2.9% 165               2.9% 104               2.5% 146                   1.9% 954               3.0%
Loans in Repayment- Delinq 61-90 days 221               2.9% 94                   1.4% 80                   1.4% 46                   1.1% 63                     0.8% 504               1.6%
Loans in Repayment- Delinq 90 + days 841               10.9% 306               4.5% 221               3.9% 116               2.7% 144                   1.9% 1,628            5.1%
7,688 $         100% 6,845 $         100% 5,703 $         100% 4,244 $         100% 7,528 $           100% 32,008 $      100%
Charge-offs as a % of loans in repayment 7.7% 2.7% 1.9% 1.4% 1.1% 3.2%
Total
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
Loan Seasoning

(Dollars in millions)
Loan Seasoning
June 30, 2012
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 5,529
Loans in Forbearance 717 9.3% 190 3.1% 131 2.5% 66 1.8% 82 1.3% 1,186 4.1%
Loans in Repayment- Current 5,881 76.0% 5,504 89.2% 4,799 90.6% 3,344 93.0% 6,141 95.1% 25,669 87.7%
Loans in Repayment- Delinq 31-60 days 380 4.9% 173 2.8% 139 2.6% 71 2.0% 99 1.5% 862 2.9%
Loans in Repayment- Delinq 61-90 days 240 3.1% 95 1.5% 77 1.4% 39 1.1% 47 0.7% 498 1.7%
Loans in Repayment- Delinq 90 + days 521 6.7% 209 3.4% 152 2.9% 75 2.1% 89 1.4% 1,046 3.6%
Total Loans in Repayment or Forbearance 7,739 $ 100% 6,171 $  100% 5,298 $ 100% 3,595 $ 100% 6,458 $ 100% 29,261 $ 100%
Charge-offs as a % of loans in repayment 5.1% 2.4% 1.6% 1.3% 0.9% 2.5%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 569
Loans in Forbearance 121 12.0% 24 4.9% 16 3.8% 8 2.5% 13 2.2% 182 6.4%
Loans in Repayment- Current 525 52.0% 343 70.8% 329 77.3% 277 84.1% 507 86.1% 1,981 69.8%
Loans in Repayment- Delinq 31-60 days 98 9.7% 34 7.1% 25 5.9% 16 4.6% 23 3.9% 196 6.9%
Loans in Repayment- Delinq 61-90 days 81 8.0% 24 4.9% 16 3.8% 9 2.9% 15 2.6% 145 5.1%
Loans in Repayment- Delinq 90 + days 185 18.3% 60 12.3% 39 9.2% 19 5.9% 31 5.2% 334 11.8%
Total Loans in Repayment or Forbearance 1,010 $ 100% 485 $   100% 425 $   100% 329 $   100% 589 $   100% 2,838 $   100%
Charge-offs as a % of loans in repayment 17.8% 10.2% 5.1% 3.5% 3.4% 9.8%
Total
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 6,098
Loans in Forbearance 838 9.6% 214 3.2% 147 2.6% 74 1.9% 95 1.3% 1,368 4.3%
Loans in Repayment- Current 6,406 73.2% 5,847 87.9% 5,128 89.6% 3,621 92.3% 6,648 94.4% 27,650 86.1%
Loans in Repayment- Delinq 31-60 days 478 5.5% 207 3.1% 164 2.9% 87 2.2% 122 1.7% 1,058 3.3%
Loans in Repayment- Delinq 61-90 days 321 3.6% 119 1.8% 93 1.6% 48 1.2% 62 0.9% 643 2.0%
Loans in Repayment- Delinq 90 + days 706 8.1% 269 4.0% 191 3.3% 94 2.4% 120 1.7% 1,380 4.3%
Total Loans in Repayment or Forbearance 8,749 $ 100% 6,656 $ 100% 5,723 $ 100% 3,924 $ 100% 7,047 $ 100% 32,099 $ 100%

Loan Seasoning
(Dollars in millions)
September 30, 2011
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 6,930
Loans in Forbearance 761               8.6% 169               2.9% 112               2.4% 59                   1.9% 65                     1.3% 1,166            4.3%
Loans in Repayment- Current 6,937            78.7% 5,286            89.1% 4,144            90.7% 2,939            93.1% 4,671              94.6% 23,977          87.5%
Loans in Repayment- Delinq 31-60 days 385               4.4% 172               2.9% 121               2.6% 65                   2.1% 84                     1.7% 827               3.0%
Loans in Repayment- Delinq 61-90 days 198               2.2% 72                   1.2% 52                   1.1% 26                   0.8% 35                     0.7% 383               1.4%
Loans in Repayment- Delinq 90 + days 532               6.0% 231               3.9% 142               3.1% 67                   2.1% 82                     1.7% 1,054            3.8%
8,813 $         100% 5,930 $         100% 4,571 $         100% 3,156 $         100% 4,937 $           100% 27,407 $      100%
Charge-offs as a % of loans in repayment 5.4% 2.6% 1.8% 1.3% 1.1% 2.9%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 763
Loans in Forbearance 136               11.8% 25                   4.7% 15                   3.6% 7                     2.6% 11                     2.1% 194               6.7%
Loans in Repayment- Current 624               54.4% 371               70.1% 336               78.2% 224               82.1% 413                   83.5% 1,968            68.5%
Loans in Repayment- Delinq 31-60 days 106               9.2% 36                   6.8% 25                   5.8% 14                   5.1% 24                     4.8% 205               7.1%
Loans in Repayment- Delinq 61-90 days 72                   6.3% 21                   3.9% 13                   3.0% 7                     2.7% 13                     2.7% 126               4.4%
Loans in Repayment- Delinq 90 + days 210               18.3% 76                   14.4% 41                   9.6% 21                   7.5% 34                     6.9% 382               13.3%
1,148 $         100% 529 $            100% 430 $            100% 273 $            100% 495 $              100% 2,875 $         100%
Charge-offs as a % of loans in repayment 18.8% 11.5% 6.1% 4.7% 3.7% 11.5%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 7,693
Loans in Forbearance 897               9.0% 194               3.0% 127               2.5% 66                   1.9% 76                     1.4% 1,360            4.5%
Loans in Repayment- Current 7,561            75.9% 5,657            87.6% 4,480            89.6% 3,163            92.2% 5,084              93.6% 25,945          85.7%
Loans in Repayment- Delinq 31-60 days 491               4.9% 208               3.2% 146               2.9% 79                   2.3% 108                   2.0% 1,032            3.4%
Loans in Repayment- Delinq 61-90 days 270               2.7% 93                   1.4% 65                   1.3% 33                   1.0% 48                     0.9% 509               1.7%
Loans in Repayment- Delinq 90 + days 742               7.5% 307               4.8% 183               3.7% 88                   2.6% 116                   2.1% 1,436            4.7%
9,961 $         100% 6,459 $         100% 5,001 $         100% 3,429 $         100% 5,432 $           100% 30,282 $      100%
Charge-offs as a % of loans in repayment 6.9% 3.4% 2.2% 1.5% 1.3% 3.7%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments

>90 Day Delinquent Borrowers
with a Payment Made in the Last Month
% Made Recent Payment
25%
20%
15%
10%
5%
0%
7/1/2008
10/1/2008
1/1/2009
4/1/2009
7/1/2009
10/1/2009
1/1/2010
4/1/2010
7/1/2010
10/1/2010
1/1/2011
4/1/2011
7/1/2011
10/1/2011
1/1/2012
4/1/2012
7/1/2012

% of Delinquent Principal Defaulted

>90 Day Delinquent Borrowers
with a Payment Made in the Last Month
% Made Recent Payment
25%
20%
15%
10%
5%
0%
7/1/2008
10/1/2008
1/1/2009
4/1/2009
7/1/2009
10/1/2009
1/1/2010
4/1/2010
7/1/2010
10/1/2010
1/1/2011
4/1/2011
7/1/2011
10/1/2011
1/1/2012
4/1/2012
7/1/2012

% of Delinquent Principal Defaulted

Sallie Mae is currently collecting payments from a much higher percentage of delinquent borrowers than in the past
Delinquent borrowers who have made at least one payment during delinquency are far less likely to default
Recent Private Education Loan Performance
0%
10%
20%
30%
40%
50%
60%
Dlq in Sep-10
Default as of Sep -11
Dlq in Sep -11
Default as of Sep -12
Default Rate One Year Later
> 90 dpd Payment Made vs No Payments Made

29 Servicing: A Competitive Advantage

Revenue of $976 million in the first nine months of 2012
Approximately 76% of revenue generated by services performed on FFELP Loans
ED servicing and collections businesses will grow organically with increase in federal
Direct Lending
Plan to leverage campus relationships and servicing capabilities to grow Campus
Solutions and other fee income businesses
Business Services Segment – “Core Earnings” Basis

Business Services Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q3 12 Q2 12 Q3 11
Intercompany loan servicing $164 $172 $183
Third-party loan servicing $26 $26 $20
Guarantor servicing $11 $11 $15
Other servicing $23 $21 $24
Contingency revenue $85 $87 $84
Other Business Services revenue $7 $8 $11
Net Income $131 $138 $139

Operations locations
Corporate Headquarters
Fishers, IN
•Collections
•
Information Technology
•
Servicing
•
Fulfillment
•
Call Center
•
Sales
Reston, VA
•
Finance
•
Legal
•
Information Technology
New York State
Arcade, Perry,
Horseheads
•
Collections
Cincinnati, OH
(GRC)
•
Collections
Murray, UT
•
Sallie Mae Bank
Wilkes-Barre, PA
•
Servicing
•
Call Center
Newark, DE  Headquarters
•
Credit &Collections
•
Customer Resolution Srvcs
•
Servicing
•
Fraud
•
Business Development
Washington, DC
• Government  Relations
Moorestown, NJ
•
Collections
Newton, MA
• Upromise
• Business
Development
Kansas City, MO
• Upromise
• Campus Solutions
Muncie, IN
• Collections

33 Funding Diversity and Liquidity

Issued $6.9 billion of FFELP ABS
Issued $4.2 billion of Private ABS
Expanded and extended our FFELP ABCP facility to 2015
Issued $2.65 billion of long term unsecured debt
Paid quarterly dividend of $0.125 per common share
Repurchased 48.2 million common shares; spent $730 million
•
$170 million of remaining common share repurchase authorization
As of September 30, 2012
2012 Capital Markets Summary
1
1

Recent SLM FFELP ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.
Non-Consolidation FFELP Non-Consolidation FFELP Consolidation FFELP
Issue $1,249M SLM Trust 2012-6 $1,252M SLM Trust  2012-5 $1,536M SLM Trust  2012-4
Pricing Date September 11, 2012 July 10, 2012 June 6, 2012
Collateral US Govt. Guaranteed FFELP Stafford and Plus
Loans
US Govt. Guaranteed FFELP Stafford and Plus
Loans
US Govt. Guaranteed FFELP Consolidation
Loans
Prepayment Speed
(1)
6% Constant Prepayment Rate 6% Constant Prepayment Rate 2% Constant Prepayment Rate
Tranching
Moody’s Amt WAL (1) Pricing (2)
A-1   Aaa       $277    1.1     L+16
A-2   Aaa       $360    3.3     L+28
A-3   Aaa       $575    7.0     L+75
B      Aa2         $37    9.0     L+374
Moody’s Amt WAL (1) Pricing (2)
A-1   Aaa       $280    1.0      L+20
A-2   Aaa       $360    3.3      L+35
A-3   Aaa       $575    7.0      L+80
B      Aa3         $37    9.0      L+404
Moody’s Amt WAL (1) Pricing (2)
A-1   Aaa    $1,491    8.2      L+110
B      A2           $45  17.1      L+434
Non-Consolidation FFELP Non-Consolidation FFELP
Non-Consolidation FFELP
Issue $1,252M SLM Trust 2012-3 $824M SLM Trust 2012-2
$765M SLM Trust 2012-1
Pricing Date April 24, 2012 March 6, 2012
January 11, 2012
Collateral US Govt. Guaranteed FFELP Stafford and Plus
Loans
US Govt. Guaranteed FFELP Stafford and Plus
Loans
US Govt. Guaranteed FFELP Stafford and Plus
Loans
Prepayment Speed
(1)
6% Constant Prepayment Rate 6% Constant Prepayment Rate 6% Constant Prepayment Rate
Tranching
Moody’s Amt WAL (1) Pricing (2)
A-1   Aaa    $1,215    4.6      L+65
B      Aa3         $38    9.1      L+397
Moody’s Amt WAL (1) Pricing (2)
A-1   Aaa      $799    4.7      L+70
B      Aa1        $25    9.2      L+393
Moody’s Amt WAL (1) Pricing (2)
A-1   Aaa      $170    1.1      L+25
A-2   Aaa      $225    3.3      L+45
A-3   Aaa      $347    7.1      L+110
B      Aa1        $23    9.0      L+399

Recent SLM Private ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on fixed rate tranches were 2.10%, 2.98%, 3.34%, 3.51%, and 3.86% for 2012-E, 2012-D ,2012-C, 2012-B, and 2012-A respectively.
Private Education Loans Private Education Loans Private Education Loans
Issue
$976M SLM Trust 2012-E $640M SLM Trust 2012-D $1,135M SLM Trust 2012-C
Pricing Date October 11, 2012 July 23, 2012 May 23, 2012
Collateral
Private Education Loans Private Education Loans Private Education Loans
Prepayment Speed
(1)
4% 4% 4%
Tranching
Moody’s Amt WAL
(1)
Pricing
(2)
A-1     Aaa      $676   1.7    L+75
A-2A  Aaa      $100   4.5     s+ 140
A-2B  Aaa      $200 4.5 L+175
Total                $976   2.6     L+122
Moody’s Amt WAL
(1)
Pricing
(2)
A-1     Aaa      $450   1.7     L+105
A-2     Aaa      $190 4.3 s+230
Total                $640   2.5     L+169
Moody’s Amt WAL
(1)
Pricing
(2)
A-1     Aaa      $781   1.75    L+110
A-2     Aaa      $354 4.5 s+235
Total             $1,135  2.6      L+177
Private Education Loans Private Education Loans
Issue
$891M SLM Trust 2012-B $547M SLM Trust 2012-A
Pricing Date April 4, 2012 February 2, 2012
Collateral
Private Education Loans Private Education Loans
Prepayment Speed
(1)
4% 4%
Tranching
Moody’s Amt WAL
(1)
Pricing
(2)
A-1     Aaa      $482   1.5     L+110
A-2     Aaa      $342   4.2     s+240
A-3     Aaa      $67 5.7 L+300
Total                $891   2.9     L+212
Moody’s Amt WAL
(1)
Pricing
(2)
A-1     Aaa      $379   2.0      L+140
A-2     Aaa      $168 5.2 s+285
Total                $547   3.0      L+217

FFELP Consolidation Term ABS, $75
Fixed Spread Liabilities, $24
FFELP ABCP Conduit & FHLB, $6
Straight A Conduit, $12
PC ABCP Conduit, $1
Private Term ABS, $19
FFELP Non-Consolidation Term ABS, $27

FFELP Consolidation Term ABS, $75
Fixed Spread Liabilities, $24
FFELP ABCP Conduit & FHLB, $6
Straight A Conduit, $12
PC ABCP Conduit, $1
Private Term ABS, $19
FFELP Non-Consolidation Term ABS, $27

37 High Percentage of Student Loans Funded to Term * Gross loans, Numbers may not add due to rounding.

As of September 30, 2012
(par value, $ in billions)
$10
$5
$0
$0.3
$2.3
$3.0
$1.0
$2.3
$1.8
$2.8
$0.2
$4.3
2012
2013
2014
2015
2016
2017
2018
2019
Thereafter

As of September 30, 2012
(par value, $ in billions)

$10
$5
$0
$0.3
$2.3
$3.0
$1.0
$2.3
$1.8
$2.8
$0.2
$4.3
2012
2013
2014
2015
2016
2017
2018
2019
Thereafter

38 Unsecured Debt Maturities Note: Does not include Sallie Mae Bank or Subsidiary funding

Unencumbered Assets & Unsecured Debt
*   On 1/1/10, upon adopting ASC 810, the Retained Interests were removed from the consolidated balance sheet and the assets and liabilities of off-balance sheet ABS were consolidated onto the balance sheet.
** Amounts include loans, cash, and accrued interest receivable less debt outstanding for all secured borrowing facilities. Amounts reflect the current balance and prior period adjustments made to account for the impact of ASC 815. Further detail of the nature of the adjustment can be found in the 2011 Form 10-
K.
($ in billions) 9/30/12 12/31/11 12/31/10 12/31/09
FFELP Stafford and Plus Loans, net
$                  0.6 $                   0.8 $                1.0 $                1.6
FFELP Consolidation Loans, net
0.4 0.2 0.5 0.5
Private Education Loans, net
10.8 11.0 11.1 12.5
Other Loans
0.2 0.2 0.3 0.4
Available Cash & Investments
4.3 3.9 5.3 8.1
Retained Interests*
- - - 1.8
Other Assets
4.1 4.1 4.1 5.2
Total Unencumbered Tangible Assets
$               20.4 $                20.2 $           22.3 $                30.1
Unsecured Debt Outstanding
$               25.4 $                24.1 $            26.9 $                35.1
Unencumbered Assets & Unsecured Debt
Net Assets in Secured Financing
Facilities 9/30/12 12/31/11 12/31/10 12/31/09
Off-Balance Sheet ABS (Non-GAAP)*
$           - $           - $           - $          0.6
On-Balance Sheet ABS (GAAP)**
13.0 12.9 13.1 12.7
Total
$        13.0 $        12.9 $        13.1 $        13.3

Secured Cash Flow
Note: Totals may not add due to rounding
* Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
YTD 2012 2011 2010 2009
Servicing (Cash Paid) $           396 $           563 $           533 $           549
Net Residual* (Excess Distributions) 446 715 746 1,435
Net Cash Flow 740 568 1,465 1,296
$        1,583 $        1,846 $        2,743 $        3,280
Servicing (Cash Paid) $           133 $           189 $           179 $           130
Residual (Excess Distribution) 77 28 8 90
Net Cash Flow 18 2 - 58
$           228 $           219 $           187 $           278
$        1,811 $        2,065 $        2,930 $        3,558
YTD 2012 2011 2010 2009
$     105,292 $     109,509 $       99,041 $     102,754
23,930 29,466 38,767 36,628
$     129,222 $     138,975 $     137,808 $     139,382
$       24,673 $       25,619 $       25,854 $       19,144
2,139 233 - 2,641
$       26,812 $       25,853 $       25,854 $       21,785
$     156,034 $     164,828 $     163,661 $     161,167
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Private Credit
Term Securitized
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
$ in Millions
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
Total FFELP
Private Credit
Term PC
Other Secured Financings

—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—		—	—	—
	—	—	—	—	—	—		
	—	—	—	—	—	—

Projected Cash Flows From FFELP Portfolio
*
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (5.5%), Consolidation (2.5%)
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
($ in Millions)
Total Cash Flows from Projected Excess Spread = $7.8 Billion
Total Cash Flows from Projected Servicing Revenues = $4.9 Billion as of  9/30/12 2012 2013 2014 2015 2016 2017 2018 2019
Projected FFELP Average Balance $125,371 $117,614 $106,851 $96,279 $86,628 $77,195 $68,398 $60,122
Projected Excess Spread $219 $823 $757 $672 $620 $557 $576 $548
Projected Servicing Revenue $165 $627 $570 $515 $460 $407 $356 $308
Projected Total Revenue $384 $1,451 $1,326 $1,187 $1,080 $964 $933 $857
2020 2021 2022 2023 2024 2025 2026 2027
Projected FFELP Average Balance $52,403 $45,201 $38,992 $33,926 $29,164 $24,593 $20,286 $16,119
Projected Excess Spread $480 $423 $346 $303 $272 $248 $217 $187
Projected Servicing Revenue $264 $222 $186 $161 $138 $117 $97 $78
Projected Total Revenue $744 $645 $532 $464 $411 $365 $314 $265
2028 2029 2030 2031 2032 2033
Projected FFELP Average Balance $12,258 $9,176 $6,920 $5,073 $3,419 $1,997
Projected Excess Spread $154 $124 $97 $78 $56 $37
Projected Servicing Revenue $60 $45 $34 $26 $18 $11
Projected Total Revenue $214 $169 $131 $103 $74 $48

Bank charter
– Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI)
– Charter granted October 2005
Current bank activity
– Originates Sallie Mae’s Private Education Loans
– Funded through affiliate and brokered deposits and a direct retail deposit program launched in February 2010
– 15.7% Total Risk-based Capital at September 30, 2012
– Dividends of $345 million paid year-to-date 2012
Deposit taking activities
– Strong cash position used to fund Private Education Loan originations
– Deposits totaled $6.3 billion at September 30, 2012
• $4.2 billion Brokered Deposits
• $2.1 billion Direct Retail and other affiliate and non-affiliate Deposits
– Brokered Deposit term portfolio has a weighted average maturity of 22.3 months
– Total deposits increased by 22% in 3Q12 due primarily to peak season cash needs
Sallie Mae Bank

SallieMae

Bank Deposits ($ millions)						
	Sep 12	Jun 12	Mar 12	Dec 11	Sep 11	Jun 11
Brokered CDs	$3,346	$2,352	$3,455	$3,734	$3,262	$3,262
Brokered – Other	810	685	536	529	519	284
Retail Deposits	1,634	1,676	1,768	1,589	1,435	1,199
Other Deposits*	529	446	462	473	529	436
Total Deposits	$6,319	$5,159	$6,221	$6,325	$5,745	$5,181

Regulatory Capital Ratios						
Ratio	Sep 12	Jun 12	Mar 12	Dec 11	Sep 11	Jun 11
Tier 1 Leverage	13.8%	13.8%	14.2%	14.9%	16.4%	15.3%
Tier 1 Risk Based	14.8%	17.3%	16.7%	18.3%	20.3%	23.1%
Total Risk Based	15.7%	18.4%	17.7%	19.5%	21.4%	24.4%

Bank Deposits ($ millions)						
	Sep 12	Jun 12	Mar 12	Dec 11	Sep 11	Jun 11
Brokered CDs	$3,346	$2,352	$3,455	$3,734	$3,262	$3,262
Brokered – Other	810	685	536	529	519	284
Retail Deposits	1,634	1,676	1,768	1,589	1,435	1,199
Other Deposits*	529	446	462	473	529	436
Total Deposits	$6,319	$5,159	$6,221	$6,325	$5,745	$5,181

Regulatory Capital Ratios						
Ratio	Sep 12	Jun 12	Mar 12	Dec 11	Sep 11	Jun 11
Tier 1 Leverage	13.8%	13.8%	14.2%	14.9%	16.4%	15.3%
Tier 1 Risk Based	14.8%	17.3%	16.7%	18.3%	20.3%	23.1%
Total Risk Based	15.7%	18.4%	17.7%	19.5%	21.4%	24.4%

43 Sallie Mae Bank – Capital & Deposits *Primarily affiliate deposit accounts with no stated maturities

44 Risk-Adjusted Capitalization

Strong Capital Position
($ in Billions) Q3 12 Q2 12 Q1 12
GAAP Capital $4.9 $4.9 $5.0
Goodwill & Intangibles (0.5)                  (0.5)                   (0.5)
Derivative Mark-to-Market 1.2                   1.1                     1.1
Unamortized Premiums from Floors 0.6                   0.7                     0.7
Tangible Economic Capital* $6.3 $6.2 $6.4
Private Loan Loss Reserve 2.2                   2.2                     2.2
Available Risk Capital* $8.5 $8.4 $8.6
Risk Assets (Before Loan Loss Reserves)
Private Credit $39.3 $38.6 $38.9
Other Risk Assets 1.1                   1.1                     1.1
Total Risk Assets $40.4 $39.7 $40.0
Capital to Risk Assets: 21.0% 21.2% 21.6%
* “Tangible Economic Capital” and “Available Risk Capital” are non-GAAP financial measures. The reconciliation to GAAP capital is shown on this slide.

Capital Allocation
SLM allocates capital internally based on the risk of the assets it supports
Assets
0.50%
12%
Capital
Allocation
0% - 15%*
Cash,
Investments,
Other Assets
11% of
Assets
Private
Education
Loans
20% of
Assets
Government
Guaranteed
Loan Assets
69% of
Assets
Based on Risk
*Other Assets includes a small amount of goodwill & intangible assets for which capital is allocated at 100%

47 FFELP ABS Appendix

Outstanding Government Student Loan Market Distribution FFYE 9/30/2011 ($ in billions)

FFELP owned by ED, $147
FDLP, $256
FFELP Loans, $328

Outstanding Government Student Loan Market Distribution FFYE 9/30/2011 ($ in billions)

FFELP owned by ED, $147
FDLP, $256
FFELP Loans, $328

Lender Name FY11
SLM CORPORATION $139,540
NELNET $25,169
WELLS FARGO $17,923
BRAZOS GROUP $10,976
JPMORGAN CHASE BANK $9,371
PA HIGHER ED ASST AUTH (PHEAA) $8,172
PNC $7,732
College Loan Corp $7,645
CIT $7,396
Goal Financial $6,466
Top 10 Holders $240,390
Federal Student Loan Market
Top 10 Holders of FFELP Loans
FFYE 9/30/2011 ($ in millions)
Source:  Department of Education Annual Performance and Accountability Reports, FY 2011, Notes to the Principal Financial Statements, Credit Programs note; Federally-owned FFELP is calculated based on receivables in purchase program and participated loans sold to the Department.
1 Student Loan Xpress is a CIT company
1

Issue size of $0.5B to $1.5B
Tranches or pass-through denominated in
US$
AAA rated senior tranches make up to 97%
of issue structure
Floating rate tied to 1 mo. LIBOR
Amortizing tranches with 1 to 15(+) year
average lives
Master servicer is Sallie Mae, Inc.
Insurance or guarantee of underlying collateral
insulates bondholders from virtually any loss
of principal
(1)
Formerly a 20% risk-weighted asset, now a
<10% risk-weighted under Basel II’s IRB
methodology
Offer significantly higher yields than
government agency securities with
comparable risk profiles
Short (1-3 yrs), intermediate (3-7 yrs), long (7-
10 yrs) and very long (10-15+ yrs) term
tranches available at new issue and in
secondary
SLM FFELP ABS Issue Characteristics
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Typical SLM FFELP ABS Transaction Features Unique Characteristics of FFELP Loan ABS

Average CPR*
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1
2
3
4
5
6
7
8
9
10
Average CPR*
Years Since Inception
2002 Trusts
2003 Trusts
2004 Trusts
2005 Trusts
2006 Trusts
2007 Trusts
2008 Trusts
2010 Trusts

Average CPR*
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1
2
3
4
5
6
7
8
9
10
Years Since Inception
2002 Trusts
2003 Trusts
2004 Trusts
2005 Trusts
2006 Trusts
2007 Trusts
2008 Trusts
2010 Trusts

SLM Stafford/PLUS ABS Trusts
Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined
Historical SLM Stafford/PLUS ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Prepayment Analysis

Average CPR*
20%
18%
15%
13%
10%
8%
5%
3%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Average CPR*
20%
18%
15%
13%
10%
8%
5%
3%
0%
1
2
3
4
5
6
7
8
9
Years Since Inception
2002 Trusts
2003 Trusts
2004 Trusts
2005 Trusts
2006 Trusts
2007 Trusts
2009 Trusts
2011 Trusts

Average CPR*
20%
18%
15%
13%
10%
8%
5%
3%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Average CPR*
20%
18%
15%
13%
10%
8%
5%
3%
0%
1
2
3
4
5
6
7
8
9
Years Since Inception
2002 Trusts
2003 Trusts
2004 Trusts
2005 Trusts
2006 Trusts
2007 Trusts
2009 Trusts
2011 Trusts

SLM Consolidation ABS Trusts
Historical Consolidation ABS CPRs
CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-
consolidation of borrowers’ loans
Prepayment Analysis
*  Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

52 Private Education Loan ABS Appendix

SLM Private Loan ABS Issuance Profile
Sallie Mae is among largest issuers of ABS globally, having issued close to $250 billion in Private and FFELP ABS transactions to date
Sallie Mae has been the market leader in Private Education Loans since the late ’80s, with expected originations of at least $3.2 billion in 2012
Prior to the financial crisis, Sallie Mae was a programmatic issuer of Private
Education Loan ABS
In 2011, Sallie Mae reestablished programmatic issuance of private education student loan ABS
Executed 3 transactions in 2011 totaling $2.1 billion
Executed 5 transactions YTD 2012 totaling $4.2 billion

Issue size of $500M to $1.5B
Triple-A rated senior notes only; no
subordinate tranches
20-30% overcollateralization
Multiple tranches with 2, 5, and/or 7 yr
average lives
Fixed rate or floating rate tied to 1 month
LIBOR
Full-turbo structure
Collateralized by loans made to students
and parents to fund college tuition, room
and board
Underwritten using FICO, Custom
Scorecard & DTI w/risk-based pricing
70(+)% with co-borrowers, typically a parent
Typically non-dischargeable in bankruptcy
Serviced exclusively by Sallie Mae
Recent SLM Private Education Loan ABS Characteristics
Recent SLM Private Loan ABS Structures
Collateral Characteristics

SLM Private Education Loan ABS Summary
(1) Smart Option loans considered as ‘in repayment’ if borrowers are making either interest only payments or principal and interest payments, regardless of whether the borrower is otherwise in school, grace, or deferment status.
(2) Assumes Prime/LIBOR spread of 2.75%.
Summary Information
09-B 09-C 09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E
Bond Amount ($mil) 2,593 1,109 1,680 590 1,550 869 1,701 562 825 721 547 891 1,135 640 976
Initial AAA Enhancement (%) 35% 34% 32% 37% 23% 45% 37% 21% 18% 24% 27% 26% 25% 25% 21%
Loan Program (%)
Signature/Law/MBA/Med 68% 50% 52% -- 76% 46% 89% 88% 91% 71% 61% 48% 43% 37% 35%
Smart Option -- -- -- -- -- -- -- -- -- 10% 20% 30% 40% 45% 48%
Consolidation 13% 10% 14% -- 1% 8% 11% 0% 0% 7% 6% 9% 5% 5% 5%
Direct to Consumer 19% 40% 34% -- 10% 20% -- 9% 6% 12% 12% 12% 12% 12% 12%
Career Training -- -- -- 100% 13% 26% -- 3% 3% 0% 1% 1% 0% 0% 0%
Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Payment Status (%)
(1)
School, Grace, Deferment 63% 62% 57% 0% 63% 12% 36% 55% 55% 37% 25% 20% 16% 11% 13%
Repayment 34% 35% 40% 98% 32% 85% 60% 43% 43% 60% 73% 78% 81% 87% 85%
Forbearance 3% 3% 3% 2% 5% 3% 3% 2% 3% 2% 2% 2% 3% 2% 2%
Wtd Avg Term to Maturity (Mo.) 209 208 211 141 190 169 194 192 189 182 171 164 151 144 148
% Loans with Cosigner 63% 63% 64% 70% 72% 65% 62% 72% 75% 71% 75% 77% 79% 80% 80%
% Loans with No Cosigner 37% 37% 36% 30% 28% 35% 38% 28% 25% 29% 25% 23% 21% 20% 20%
Wtd Avg FICO at Origination 728 727 731 747 739 734 727 737 736 733 735 736 737 740 733
Wtd Avg Recent FICO at Issuance 714 713 714 725 725 732 713 723 722 720 724 726 728 730 722
WA FICO (Cosigner at Origination) 742 741 744 753 749 744 742 747 745 744 745 745 745 748 741
WA FICO (Cosigner at Rescored) 733 731 729 734 739 740 733 736 731 734 732 734 735 738 728
WA FICO (Borrower at Origination) 703 704 707 734 714 712 701 709 710 704 705 705 707 710 702
WA FICO (Borrower at Rescored) 680 684 686 703 691 716 679 690 695 688 700 700 702 698 696
Wtd Avg LIBOR Equivalent Margin
(2)
5.19% 5.60% 5.23% 6.99% 7.09% 5.26% 4.64% 7.35% 7.17% 7.17% 6.60% 6.86% 7.02% 7.07% 7.34%

Percent of Original Balance
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
27.6%
25.6%
33.9%
36.3%
54.8%
44.4%
49.8%
48.2%
52.6%
50.1%
56.8%
54.4%
59.4%
58.0%
55.7%
52.7%
49.3%
50.9%
48.2%
52.5%
06-A
06-B
06-C
07-A
09-A
09-B
09-C
09-D
09-CT
10-A
10-B
10-C
11-A
11-B
11-C
12-A
12-B
12-C
12-D
12-E

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Percent of Original Balance
27.6%
25.6%
33.9%
36.3%
54.8%
44.4%
49.8%
48.2%
52.6%
50.1%
56.8%
54.4%
59.4%
58.0%
55.7%
52.7%
49.3%
50.9%
48.2%
52.5%
06-A
06-B
06-C
07-A
09-A
09-B
09-C
09-D
09-CT
10-A
10-B
10-C
11-A
11-B
11-C
12-A
12-B
12-C
12-D
12-E

56 Constraining rating agency AAA/Aaa gross default stress levels at issuance Source: Sallie Mae, Moody’s, Standard & Poor’s, Fitch.

Loans in Forbearance as a Percent of Loans in Repayment and Forbearance
All Loans in SLM Trusts by Year of Issuance
Percent of Rpmt + Forb
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12
2002 2003 2004 2005 2006 2007 2009 2010 2011

Percent of Rpmt + Forb
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39
2002 2003 2004 2005 2006 2007 2009 2010 2011

Loans in Forbearance as a Percent of Loans in Repayment and Forbearance
All Loans in SLM Trusts by Year of Issuance

Percent of Rpmt + Forb
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12
2002
2003
2004
2005
2006
2007
2009
2010
2011

Percent of Rpmt + Forb
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39
2002
2003
2004
2005
2006
2007
2009
2010
2011

Private Education ABS Trusts: Forbearance
Forbearance usage is typically highest when loans enter repayment, and declines as loans season
Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’s forbearance strategy

SallieMae

90+ Day Delinquencies as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Percent of Repayment Balance
10.00%
5.00%
0.00%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12
Percent of Repayment Balance
10.00%
5.00%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40
Quarter since Inception
2002
2003
2004
2005
2006
2007
2009
2010
2011

90+ Day Delinquencies as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance

Percent of Repayment Balance
10.00%
5.00%
0.00%
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12

Percent of Repayment Balance
10.00%
5.00%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40
Quarter since Inception
2002
2003
2004
2005
2006
2007
2009
2010
2011

SLM Private Education ABS Trusts: 90+ Day Delinquencies
As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance policy and the current economic environment
Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance
Because they are paying, fewer delinquent borrowers are expected to default

Annualized Gross Charge-Offs as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Percent of Repayment Balance
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12
Percent of Repayment Balance
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40
Quarters since Inception
2002 2003 2004 2005 2006 2007 2009 2010 2011

▸

Annualized Gross Charge-Offs as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance

Percent of Repayment Balance
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12

Percent of Repayment Balance
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40
Quarter since Inception
2002 2003 2004 2005 2006 2007 2009 2010 2011

SLM Private Education ABS Trusts: Annualized Gross Charge-offs
Charge-offs have declined steadily since late 2009, after an increase resulting from changes to forbearance policy and a weak economic environment
(1) For SLM Private Education Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equalled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.

SallieMae

Actual-to-Date Cumulative Gross Defaults
including Bankruptcy Information
All Trust Loans
Percent of Original Pool Balance
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.90%
12.17%
13.17%
14.05%
15.62%
13.73%
16.91%
13.65%
13.32%
15.36%
17.10%
14.26%
7.25%
8.35%
4.52%
3.99%
4.05%
1.76%
1.56%
0.86%
0.60%
0.15%
9.09%
10.10%
11.05%
11.94%
13.14%
11.68%
14.66%
11.76%
11.45%
13.30%
14.69%
11.80%
5.11%
5.34%
3.40%
2.46%
3.12%
1.24%
1.21%
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
Charge-off - 212+ days delinquent (1)
Bankruptcy or death - now current or paid off (2)
Bankruptcy or death - other (3)

Actual-to-Date Cumulative Gross Defaults including Bankruptcy Information All Trust Loans

Percent of Original Pool Balance
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.90%
9.09%
12.17%
10.10%
13.17%
11.05%
14.05%
11.94%
15.62%
13.14%
13.73%
11.68%
16.91%
14.66%
13.65%
11.76%
13.32%
11.45%
15.36%
13.30%
17.10%
14.69%
14.26%
11.80%
7.25%
5.11%
8.35%
5.34%
4.52%
3.40%
3.99%
2.46%
4.05%
3.12%
1.76%
1.24%
1.56%
1.21%
0.86%
0.60%
0.15%
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
Charge-off - 212+ days delinquent (1)
Bankruptcy or death - now current or paid off (2)
Bankruptcy or death - other (3)

SLM Private Education Loan Gross Defaults
As of August 31, 2012
For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent.  For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
(1) Charge-offs per the servicer’s portfolio definition which is generally 212+ days delinquent. Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent.
(2) Charge-offs due to a borrower’s bankruptcy filing for which the loan is now current or paid off.
(3) Charge-offs due to a borrower’s bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent. These loans are in various statuses including:  bankruptcy stay, deferment, forbearance or delinquency.

Recoveries
Recoveries are typically realized over many years as a result of the prevalent use of long-term payment plans
While student loans are generally non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy
In 2005, Sallie Mae changed its recovery practices, leading to an increase in overall recoveries and earlier collection of recovered amounts
– Loans that defaulted in 1998-2003 had recovery rates of 7 – 14% five years after default
– The 2005 cohort had a recovery rate of 24% six years after default
Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans
In Q3 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the 27% life-
of loan recovery expectation remains in place

Constant Prepayment Rate (CPR)
14
12
10
8
6
4
2
0
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-CT
2009-D
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B

Constant Prepayment Rate (CPR)
0
2
4
6
8
10
12
14
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-CT
2009-D
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B

SLM Private Education Loan ABS Trusts – Prepayment Analysis
Historical SLM Private Education Loan ABS CPRs
Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following SLM’s decision to suspend its consolidation loan program in 2008

The following cohort default triangles provide loan performance information for certain Private Education Loans of
SLM Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria
(including those criteria listed below):
– Program types include Undergraduate/Graduate
(1)
, Direct-to-Consumer (“DTC”)
(2)
, Career Training
(3)
, Private
Consolidation Loans and Smart Option (interest only) loans
– FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application and must be at least:
• Undergraduate/Graduate at not-for-profit schools: > 640
• Undergraduate/Graduate at for-profit schools: > 670
• DTC loans: > 670
• Career Training loans: > 670
• Private Consolidation loans: > 640
– Excludes loans made at selected schools that have historically experienced higher rates of default
The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
Cohort Default Triangles
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

The cohort default triangles featured on subsequent slides are segmented by loan program type,
FICO score, co-borrower status, and school type
Terms and calculations used in the cohort default triangles are defined below:
– Repayment Year – The calendar year loans entered repayment
– Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
– Years in Repayment – Measured in years between repayment start date and default date.
Zero represents defaults that occurred prior to the start of repayment.
– Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
– Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year
Cohort Default Triangles

SallieMae

Undergraduate/Graduate[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.5%	0.8%	0.4%	0.2%	1.5%	0.7%	0.4%	0.3%	0.0%	0.1%	**5.1%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.9%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.3%	0.8%	0.3%	0.0%		**6.5%**
2000	$70	0.0%	0.0%	0.0%	0.6%	1.1%	1.4%	0.6%	0.9%	1.5%	1.5%	1.0%	0.8%	0.4%	0.1%			**9.8%**
2001	$187	0.0%	0.0%	0.1%	1.1%	1.4%	0.9%	1.8%	1.3%	2.3%	1.9%	1.5%	0.7%	0.1%				**12.9%**
2002	$386	0.0%	0.2%	0.2%	1.2%	1.1%	1.9%	1.6%	2.3%	1.9%	1.3%	0.8%	0.1%					**12.6%**
2003	$683	0.0%	0.2%	0.6%	1.0%	1.9%	1.6%	2.7%	2.4%	1.8%	1.0%	0.1%						**13.2%**
2004	$1,132	0.0%	0.2%	0.3%	1.9%	1.8%	3.0%	2.8%	1.8%	1.1%	0.2%							**13.3%**
2005	$1,538	0.0%	0.0%	0.5%	2.5%	3.7%	3.4%	2.1%	1.4%	0.2%								**13.8%**
2006	$2,013	0.0%	0.1%	1.6%	3.7%	3.7%	2.4%	1.5%	0.2%									**13.3%**
2007	$2,452	0.0%	0.4%	3.5%	4.6%	3.0%	1.8%	0.3%										**13.5%**
2008	$2,936	0.0%	2.4%	4.2%	3.9%	2.2%	0.3%											**12.9%**
2009	$3,271	0.0%	3.4%	3.6%	3.0%	0.4%												**10.4%**
2010	$2,814	0.0%	3.5%	3.1%	0.6%													**7.3%**
2011	$1,890	0.0%	2.7%	0.7%														**3.4%**

Undergraduate/Graduate[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.5%	0.8%	0.4%	0.2%	1.5%	0.7%	0.4%	0.3%	0.0%	0.1%	**5.1%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.9%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.3%	0.8%	0.3%	0.0%		**6.5%**
2000	$70	0.0%	0.0%	0.0%	0.6%	1.1%	1.4%	0.6%	0.9%	1.5%	1.5%	1.0%	0.8%	0.4%	0.1%			**9.8%**
2001	$187	0.0%	0.0%	0.1%	1.1%	1.4%	0.9%	1.8%	1.3%	2.3%	1.9%	1.5%	0.7%	0.1%				**12.9%**
2002	$386	0.0%	0.2%	0.2%	1.2%	1.1%	1.9%	1.6%	2.3%	1.9%	1.3%	0.8%	0.1%					**12.6%**
2003	$683	0.0%	0.2%	0.6%	1.0%	1.9%	1.6%	2.7%	2.4%	1.8%	1.0%	0.1%						**13.2%**
2004	$1,132	0.0%	0.2%	0.3%	1.9%	1.8%	3.0%	2.8%	1.8%	1.1%	0.2%							**13.3%**
2005	$1,538	0.0%	0.0%	0.5%	2.5%	3.7%	3.4%	2.1%	1.4%	0.2%								**13.8%**
2006	$2,013	0.0%	0.1%	1.6%	3.7%	3.7%	2.4%	1.5%	0.2%									**13.3%**
2007	$2,452	0.0%	0.4%	3.5%	4.6%	3.0%	1.8%	0.3%										**13.5%**
2008	$2,936	0.0%	2.4%	4.2%	3.9%	2.2%	0.3%											**12.9%**
2009	$3,271	0.0%	3.4%	3.6%	3.0%	0.4%												**10.4%**
2010	$2,814	0.0%	3.5%	3.1%	0.6%													**7.3%**
2011	$1,890	0.0%	2.7%	0.7%														**3.4%**

Cohort Default Triangles
Note: Data as of 9/30/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.

Undergraduate/Graduate[1] With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	0.1%	3.8%
1999	$14	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.1%	0.1%	0.0%		2.8%
2000	$37	0.0%	0.0%	0.0%	0.5%	0.5%	0.7%	0.7%	0.4%	0.7%	1.2%	0.8%	0.9%	0.2%	0.1%			6.7%
2001	$90	0.0%	0.0%	0.1%	0.7%	0.9%	0.6%	1.2%	1.0%	1.7%	1.4%	1.1%	0.7%	0.0%				9.4%
2002	$196	0.0%	0.2%	0.1%	0.8%	0.6%	1.4%	0.8%	1.9%	1.5%	1.1%	0.6%	0.1%					9.2%
2003	$367	0.0%	0.1%	0.3%	0.6%	0.9%	1.1%	2.2%	1.9%	1.4%	0.7%	0.1%						9.3%
2004	$632	0.0%	0.2%	0.2%	1.0%	1.0%	2.2%	2.1%	1.4%	0.9%	0.1%							9.1%
2005	$844	0.0%	0.0%	0.2%	1.4%	2.5%	2.3%	1.6%	1.0%	0.2%								9.1%
2006	$1,121	0.0%	0.0%	0.7%	2.4%	2.4%	1.7%	1.1%	0.2%									8.5%
2007	$1,408	0.0%	0.2%	2.0%	2.9%	2.0%	1.3%	0.2%										8.6%
2008	$1,759	0.0%	1.2%	2.6%	2.6%	1.5%	0.2%											8.2%
2009	$2,098	0.0%	1.9%	2.4%	2.0%	0.2%												6.5%
2010	$1,887	0.0%	2.0%	1.9%	0.4%													4.4%
2011	$1,367	0.0%	1.4%	0.4%														1.9%

Undergraduate/Graduate[1] Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.2%	0.8%	0.8%	0.0%	0.0%	6.6%
1999	$14	0.0%	0.0%	0.0%	0.3%	1.3%	1.1%	1.9%	0.4%	0.3%	1.8%	0.6%	0.6%	1.4%	0.5%	0.0%		10.2%
2000	$33	0.0%	0.0%	0.0%	0.8%	1.7%	2.1%	0.6%	1.5%	2.3%	2.0%	1.1%	0.7%	0.5%	0.0%			13.3%
2001	$97	0.0%	0.0%	0.1%	1.5%	1.9%	1.2%	2.3%	1.5%	2.9%	2.3%	1.8%	0.7%	0.1%				16.2%
2002	$190	0.0%	0.2%	0.2%	1.6%	1.7%	2.3%	2.4%	2.8%	2.4%	1.5%	1.0%	0.1%					16.1%
2003	$315	0.0%	0.2%	0.9%	1.4%	2.9%	2.3%	3.3%	3.0%	2.3%	1.3%	0.1%						17.8%
2004	$499	0.0%	0.3%	0.5%	3.1%	2.8%	4.1%	3.7%	2.3%	1.4%	0.3%							18.5%
2005	$694	0.0%	0.1%	0.7%	3.9%	5.3%	4.7%	2.6%	1.9%	0.2%								19.4%
2006	$892	0.0%	0.2%	2.7%	5.3%	5.4%	3.3%	2.0%	0.3%									19.3%
2007	$1,044	0.0%	0.8%	5.5%	6.9%	4.2%	2.4%	0.3%										20.1%
2008	$1,176	0.0%	4.1%	6.6%	5.8%	3.1%	0.4%											20.0%
2009	$1,173	0.0%	6.0%	5.9%	4.8%	0.5%												17.4%
2010	$927	0.0%	6.5%	5.5%	1.1%													13.2%
2011	$623	0.0%	6.0%	1.3%														7.4%

Undergraduate/Graduate[1] With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	0.1%	3.8%
1999	$14	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.1%	0.1%	0.0%		2.8%
2000	$37	0.0%	0.0%	0.0%	0.5%	0.5%	0.7%	0.7%	0.4%	0.7%	1.2%	0.8%	0.9%	0.2%	0.1%			6.7%
2001	$90	0.0%	0.0%	0.1%	0.7%	0.9%	0.6%	1.2%	1.0%	1.7%	1.4%	1.1%	0.7%	0.0%				9.4%
2002	$196	0.0%	0.2%	0.1%	0.8%	0.6%	1.4%	0.8%	1.9%	1.5%	1.1%	0.6%	0.1%					9.2%
2003	$367	0.0%	0.1%	0.3%	0.6%	0.9%	1.1%	2.2%	1.9%	1.4%	0.7%	0.1%						9.3%
2004	$632	0.0%	0.2%	0.2%	1.0%	1.0%	2.2%	2.1%	1.4%	0.9%	0.1%							9.1%
2005	$844	0.0%	0.0%	0.2%	1.4%	2.5%	2.3%	1.6%	1.0%	0.2%								9.1%
2006	$1,121	0.0%	0.0%	0.7%	2.4%	2.4%	1.7%	1.1%	0.2%									8.5%
2007	$1,408	0.0%	0.2%	2.0%	2.9%	2.0%	1.3%	0.2%										8.6%
2008	$1,759	0.0%	1.2%	2.6%	2.6%	1.5%	0.2%											8.2%
2009	$2,098	0.0%	1.9%	2.4%	2.0%	0.2%												6.5%
2010	$1,887	0.0%	2.0%	1.9%	0.4%													4.4%
2011	$1,367	0.0%	1.4%	0.4%														1.9%

Undergraduate/Graduate[1] Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.2%	0.8%	0.8%	0.0%	0.0%	6.6%
1999	$14	0.0%	0.0%	0.0%	0.3%	1.3%	1.1%	1.9%	0.4%	0.3%	1.8%	0.6%	0.6%	1.4%	0.5%	0.0%		10.2%
2000	$33	0.0%	0.0%	0.0%	0.8%	1.7%	2.1%	0.6%	1.5%	2.3%	2.0%	1.1%	0.7%	0.5%	0.0%			13.3%
2001	$97	0.0%	0.0%	0.1%	1.5%	1.9%	1.2%	2.3%	1.5%	2.9%	2.3%	1.8%	0.7%	0.1%				16.2%
2002	$190	0.0%	0.2%	0.2%	1.6%	1.7%	2.3%	2.4%	2.8%	2.4%	1.5%	1.0%	0.1%					16.1%
2003	$315	0.0%	0.2%	0.9%	1.4%	2.9%	2.3%	3.3%	3.0%	2.3%	1.3%	0.1%						17.8%
2004	$499	0.0%	0.3%	0.5%	3.1%	2.8%	4.1%	3.7%	2.3%	1.4%	0.3%							18.5%
2005	$694	0.0%	0.1%	0.7%	3.9%	5.3%	4.7%	2.6%	1.9%	0.2%								19.4%
2006	$892	0.0%	0.2%	2.7%	5.3%	5.4%	3.3%	2.0%	0.3%									19.3%
2007	$1,044	0.0%	0.8%	5.5%	6.9%	4.2%	2.4%	0.3%										20.1%
2008	$1,176	0.0%	4.1%	6.6%	5.8%	3.1%	0.4%											20.0%
2009	$1,173	0.0%	6.0%	5.9%	4.8%	0.5%												17.4%
2010	$927	0.0%	6.5%	5.5%	1.1%													13.2%
2011	$623	0.0%	6.0%	1.3%														7.4%

Note: Data as of 9/30/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

Undergraduate/Graduate[1] Non-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.6%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	0.1%	4.2%
1999	$24	0.0%	0.0%	0.0%	0.0%	0.8%	0.5%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.3%	0.0%		5.9%
2000	$68	0.0%	0.0%	0.0%	0.7%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.8%	0.4%	0.1%			9.4%
2001	$180	0.0%	0.0%	0.1%	0.9%	1.4%	0.9%	1.7%	1.2%	2.4%	1.8%	1.5%	0.7%	0.1%				12.6%
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.3%	0.8%	0.1%					12.4%
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.4%	1.7%	1.0%	0.1%						12.7%
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.6%	2.9%	2.6%	1.7%	1.1%	0.2%							12.4%
2005	$1,363	0.0%	0.0%	0.4%	2.4%	3.5%	3.2%	2.0%	1.4%	0.2%								13.1%
2006	$1,767	0.0%	0.1%	1.5%	3.5%	3.6%	2.3%	1.4%	0.2%									12.7%
2007	$2,105	0.0%	0.4%	3.4%	4.3%	2.8%	1.7%	0.2%										12.8%
2008	$2,460	0.0%	2.2%	3.9%	3.6%	2.0%	0.3%											12.0%
2009	$2,704	0.0%	3.2%	3.4%	2.9%	0.3%												9.8%
2010	$2,404	0.0%	3.3%	2.9%	0.5%													6.8%
2011	$1,679	0.0%	2.5%	0.6%														3.1%

Undergraduate/Graduate[1] For-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$0.36	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	13.6%	0.0%	0.0%	12.6%	0.0%	5.1%	0.0%	0.4%	0.0%	31.7%
1999	$2	0.0%	0.0%	0.0%	2.3%	1.4%	2.1%	4.8%	0.0%	0.0%	0.0%	0.0%	0.9%	5.3%	0.0%	0.0%		16.9%
2000	$2	0.0%	0.0%	0.0%	0.0%	2.8%	0.7%	3.2%	3.2%	3.7%	8.9%	0.0%	1.6%	0.0%	0.0%			24.3%
2001	$7	0.0%	0.1%	0.1%	4.7%	2.2%	1.1%	4.3%	2.2%	0.8%	3.5%	1.5%	1.8%	0.1%				22.5%
2002	$27	0.0%	0.0%	0.4%	1.9%	2.2%	2.1%	2.0%	2.9%	1.8%	1.3%	0.7%	0.1%					15.4%
2003	$52	0.0%	0.2%	0.7%	2.4%	2.7%	2.2%	3.8%	3.0%	2.3%	1.5%	0.1%						18.9%
2004	$125	0.0%	0.3%	0.6%	3.2%	3.0%	3.9%	4.7%	2.4%	1.6%	0.3%							20.0%
2005	$175	0.0%	0.0%	0.7%	3.7%	5.3%	4.9%	2.7%	1.6%	0.3%								19.3%
2006	$245	0.0%	0.2%	2.1%	4.9%	6.0%	3.1%	2.0%	0.4%									17.7%
2007	$343	0.0%	0.5%	4.3%	6.5%	3.9%	2.2%	0.4%										17.9%
2008	$475	0.0%	3.0%	5.9%	5.5%	2.8%	0.5%											17.7%
2009	$566	0.0%	4.2%	5.0%	3.7%	0.7%												13.6%
2010	$410	0.1%	4.5%	4.1%	1.3%													10.0%
2011	$211	0.0%	4.2%	1.4%														5.6%

Undergraduate/Graduate[1] Non-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.6%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	0.1%	4.2%
1999	$24	0.0%	0.0%	0.0%	0.0%	0.8%	0.5%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.3%	0.0%		5.9%
2000	$68	0.0%	0.0%	0.0%	0.7%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.8%	0.4%	0.1%			9.4%
2001	$180	0.0%	0.0%	0.1%	0.9%	1.4%	0.9%	1.7%	1.2%	2.4%	1.8%	1.5%	0.7%	0.1%				12.6%
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.3%	0.8%	0.1%					12.4%
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.4%	1.7%	1.0%	0.1%						12.7%
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.6%	2.9%	2.6%	1.7%	1.1%	0.2%							12.4%
2005	$1,363	0.0%	0.0%	0.4%	2.4%	3.5%	3.2%	2.0%	1.4%	0.2%								13.1%
2006	$1,767	0.0%	0.1%	1.5%	3.5%	3.6%	2.3%	1.4%	0.2%									12.7%
2007	$2,105	0.0%	0.4%	3.4%	4.3%	2.8%	1.7%	0.2%										12.8%
2008	$2,460	0.0%	2.2%	3.9%	3.6%	2.0%	0.3%											12.0%
2009	$2,704	0.0%	3.2%	3.4%	2.9%	0.3%												9.8%
2010	$2,404	0.0%	3.3%	2.9%	0.5%													6.8%
2011	$1,679	0.0%	2.5%	0.6%														3.1%

Undergraduate/Graduate[1] For-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$0.36	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	13.6%	0.0%	0.0%	12.6%	0.0%	5.1%	0.0%	0.4%	0.0%	31.7%
1999	$2	0.0%	0.0%	0.0%	2.3%	1.4%	2.1%	4.8%	0.0%	0.0%	0.0%	0.0%	0.9%	5.3%	0.0%	0.0%		16.9%
2000	$2	0.0%	0.0%	0.0%	0.0%	2.8%	0.7%	3.2%	3.2%	3.7%	8.9%	0.0%	1.6%	0.0%	0.0%			24.3%
2001	$7	0.0%	0.1%	0.1%	4.7%	2.2%	1.1%	4.3%	2.2%	0.8%	3.5%	1.5%	1.8%	0.1%				22.5%
2002	$27	0.0%	0.0%	0.4%	1.9%	2.2%	2.1%	2.0%	2.9%	1.8%	1.3%	0.7%	0.1%					15.4%
2003	$52	0.0%	0.2%	0.7%	2.4%	2.7%	2.2%	3.8%	3.0%	2.3%	1.5%	0.1%						18.9%
2004	$125	0.0%	0.3%	0.6%	3.2%	3.0%	3.9%	4.7%	2.4%	1.6%	0.3%							20.0%
2005	$175	0.0%	0.0%	0.7%	3.7%	5.3%	4.9%	2.7%	1.6%	0.3%								19.3%
2006	$245	0.0%	0.2%	2.1%	4.9%	6.0%	3.1%	2.0%	0.4%									17.7%
2007	$343	0.0%	0.5%	4.3%	6.5%	3.9%	2.2%	0.4%										17.9%
2008	$475	0.0%	3.0%	5.9%	5.5%	2.8%	0.5%											17.7%
2009	$566	0.0%	4.2%	5.0%	3.7%	0.7%												13.6%
2010	$410	0.1%	4.5%	4.1%	1.3%													10.0%
2011	$211	0.0%	4.2%	1.4%														5.6%

Note: Data as of 9/30/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

SallieMae

Undergraduate/Graduate[1] Loans, FICO 740-850[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment[3,4] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	0.0%	2.8%
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.4%	0.0%		4.0%
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	1.0%	0.4%	0.5%	0.0%	0.0%			4.6%
2001	$64	0.0%	0.0%	0.0%	0.5%	0.4%	0.4%	1.1%	0.8%	1.0%	0.7%	0.6%	0.6%	0.0%				6.2%
2002	$137	0.0%	0.3%	0.1%	0.5%	0.4%	0.8%	0.6%	1.2%	0.9%	0.6%	0.4%	0.0%					5.7%
2003	$248	0.0%	0.1%	0.2%	0.4%	0.6%	0.7%	1.2%	1.4%	0.9%	0.6%	0.1%						6.2%
2004	$424	0.0%	0.1%	0.1%	0.7%	0.7%	1.4%	1.3%	0.9%	0.7%	0.1%							6.1%
2005	$574	0.0%	0.0%	0.2%	1.0%	1.5%	1.5%	1.1%	0.8%	0.1%								6.1%
2006	$762	0.0%	0.0%	0.5%	1.4%	1.5%	1.1%	0.7%	0.1%									5.3%
2007	$937	0.0%	0.1%	1.2%	1.5%	1.1%	0.9%	0.1%										4.9%
2008	$1,132	0.0%	0.7%	1.5%	1.4%	0.9%	0.2%											4.7%
2009	$1,345	0.0%	1.1%	1.4%	1.2%	0.2%												3.9%
2010	$1,217	0.0%	1.3%	1.3%	0.4%													3.0%
2011	$645	0.0%	1.0%	0.3%														1.3%

Undergraduate/Graduate[1] Loans, FICO 700-739[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment[3,4] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	0.0%	4.0%
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.1%	0.0%		5.1%
2000	$20	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.1%	0.8%	1.3%	0.7%	0.6%	0.2%	0.1%			8.0%
2001	$54	0.0%	0.0%	0.1%	0.9%	1.2%	0.5%	1.4%	0.9%	1.9%	1.4%	1.2%	0.7%	0.0%				10.4%
2002	$111	0.0%	0.1%	0.1%	1.1%	1.0%	1.7%	1.4%	2.2%	1.4%	1.3%	0.8%	0.0%					11.0%
2003	$194	0.0%	0.2%	0.5%	0.8%	1.6%	1.5%	2.4%	1.9%	1.8%	1.1%	0.1%						11.8%
2004	$321	0.0%	0.2%	0.2%	1.7%	1.5%	2.5%	2.8%	1.8%	1.1%	0.2%							12.1%
2005	$439	0.0%	0.0%	0.4%	2.2%	3.3%	2.9%	2.1%	1.2%	0.2%								12.4%
2006	$653	0.0%	0.1%	1.3%	3.1%	3.3%	2.3%	1.4%	0.2%									11.8%
2007	$659	0.0%	0.4%	2.8%	4.0%	2.7%	1.5%	0.3%										11.7%
2008	$782	0.0%	2.0%	3.8%	3.5%	2.0%	0.3%											11.7%
2009	$803	0.0%	3.0%	3.5%	2.9%	0.4%												9.7%
2010	$740	0.0%	3.3%	3.1%	0.6%													7.0%
2011	$486	0.0%	2.6%	0.7%														3.4%

Undergraduate/Graduate[1] Loans, FICO 740-850[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment[3],[4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	0.0%	2.8%
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.4%	0.0%		4.0%
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	1.0%	0.4%	0.5%	0.0%	0.0%			4.6%
2001	$64	0.0%	0.0%	0.0%	0.5%	0.4%	0.4%	1.1%	0.8%	1.0%	0.7%	0.6%	0.6%	0.0%				6.2%
2002	$137	0.0%	0.3%	0.1%	0.5%	0.4%	0.8%	0.6%	1.2%	0.9%	0.6%	0.4%	0.0%					5.7%
2003	$248	0.0%	0.1%	0.2%	0.4%	0.6%	0.7%	1.2%	1.4%	0.9%	0.6%	0.1%						6.2%
2004	$424	0.0%	0.1%	0.1%	0.7%	0.7%	1.4%	1.3%	0.9%	0.7%	0.1%							6.1%
2005	$574	0.0%	0.0%	0.2%	1.0%	1.5%	1.5%	1.1%	0.8%	0.1%								6.1%
2006	$762	0.0%	0.0%	0.5%	1.4%	1.5%	1.1%	0.7%	0.1%									5.3%
2007	$937	0.0%	0.1%	1.2%	1.5%	1.1%	0.9%	0.1%										4.9%
2008	$1,132	0.0%	0.7%	1.5%	1.4%	0.9%	0.2%											4.7%
2009	$1,345	0.0%	1.1%	1.4%	1.2%	0.2%												3.9%
2010	$1,217	0.0%	1.3%	1.3%	0.4%													3.0%
2011	$645	0.0%	1.0%	0.3%														1.3%

Undergraduate/Graduate[1] Loans, FICO 700-739[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment[3],[4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	0.0%	4.0%
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.1%	0.0%		5.1%
2000	$20	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.1%	0.8%	1.3%	0.7%	0.6%	0.2%	0.1%			8.0%
2001	$54	0.0%	0.0%	0.1%	0.9%	1.2%	0.5%	1.4%	0.9%	1.9%	1.4%	1.2%	0.7%	0.0%				10.4%
2002	$111	0.0%	0.1%	0.1%	1.1%	1.0%	1.7%	1.4%	2.2%	1.4%	1.3%	0.8%	0.0%					11.0%
2003	$194	0.0%	0.2%	0.5%	0.8%	1.6%	1.5%	2.4%	1.9%	1.8%	1.1%	0.1%						11.8%
2004	$321	0.0%	0.2%	0.2%	1.7%	1.5%	2.5%	2.8%	1.8%	1.1%	0.2%							12.1%
2005	$439	0.0%	0.0%	0.4%	2.2%	3.3%	2.9%	2.1%	1.2%	0.2%								12.4%
2006	$653	0.0%	0.1%	1.3%	3.1%	3.3%	2.3%	1.4%	0.2%									11.8%
2007	$659	0.0%	0.4%	2.8%	4.0%	2.7%	1.5%	0.3%										11.7%
2008	$782	0.0%	2.0%	3.8%	3.5%	2.0%	0.3%											11.7%
2009	$603	0.0%	3.0%	3.5%	2.0%	0.4%												9.7%
2010	$740	0.0%	3.3%	3.1%	0.6%													7.0%
2011	$486	0.0%	2.6%	0.7%														3.4%

Note: Data as of 9/30/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

SallieMae

Undergraduate/Graduate[1] Loans, FICO 670-699[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.3%	0.1%	0.0%	5.9%
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.2%	0.0%		7.1%
2000	$14	0.0%	0.0%	0.0%	0.9%	1.4%	1.9%	0.2%	1.0%	0.9%	1.4%	1.4%	0.9%	0.8%	0.0%			11.0%
2001	$37	0.0%	0.0%	0.1%	1.3%	2.1%	1.5%	1.9%	1.6%	2.7%	2.9%	2.0%	0.7%	0.0%				16.8%
2002	$77	0.0%	0.2%	0.3%	1.6%	1.8%	2.4%	2.4%	3.0%	2.7%	1.5%	1.0%	0.1%					16.9%
2003	$134	0.0%	0.1%	0.8%	1.3%	2.8%	2.1%	3.7%	3.3%	2.1%	1.1%	0.1%						17.5%
2004	$222	0.0%	0.3%	0.5%	2.9%	2.6%	4.2%	3.8%	2.3%	1.4%	0.2%							18.2%
2005	$298	0.0%	0.1%	0.7%	3.8%	5.3%	4.9%	2.7%	1.7%	0.2%								19.4%
2006	$402	0.0%	0.2%	2.6%	5.6%	5.6%	3.5%	2.1%	0.3%									19.8%
2007	$505	0.0%	0.7%	5.6%	7.4%	4.7%	2.6%	0.4%										21.3%
2008	$623	0.0%	3.9%	6.9%	6.2%	3.1%	0.5%											20.6%
2009	$664	0.1%	5.7%	6.0%	5.0%	0.6%												17.5%
2010	$546	0.0%	6.1%	5.2%	1.0%													12.3%
2011	$357	0.0%	4.5%	1.1%														5.6%

Undergraduate/Graduate[1] Loans, FICO 640-669[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.9%	0.0%	2.9%	2.3%	1.3%	0.2%	0.0%	0.3%	8.6%
1999	$6	0.0%	0.0%	0.0%	0.0%	1.2%	1.3%	2.3%	0.9%	0.3%	2.1%	0.5%	0.3%	0.8%	0.5%	0.1%		10.3%
2000	$14	0.0%	0.0%	0.0%	1.4%	2.5%	2.3%	1.4%	1.6%	3.8%	3.0%	1.9%	1.5%	0.6%	0.1%			20.0%
2001	$32	0.0%	0.0%	0.1%	2.3%	2.9%	2.0%	3.4%	2.6%	5.2%	3.8%	2.9%	1.0%	0.2%				26.3%
2002	$61	0.0%	0.2%	0.4%	2.7%	2.3%	3.9%	3.1%	4.6%	4.2%	2.4%	1.5%	0.2%					25.4%
2003	$107	0.0%	0.3%	1.3%	2.1%	4.1%	3.3%	5.4%	4.5%	3.4%	1.8%	0.2%						26.5%
2004	$165	0.0%	0.5%	0.5%	4.4%	3.9%	6.5%	5.7%	3.5%	2.0%	0.4%							27.4%
2005	$226	0.0%	0.1%	0.9%	5.4%	8.2%	6.9%	3.8%	3.0%	0.3%								28.6%
2006	$296	0.0%	0.2%	3.7%	8.2%	7.8%	4.7%	3.0%	0.4%									28.0%
2007	$351	0.0%	1.1%	8.0%	9.8%	5.9%	3.4%	0.4%										28.6%
2008	$398	0.0%	5.4%	8.5%	8.0%	4.4%	0.5%											26.9%
2009	$379	0.0%	8.1%	7.9%	6.2%	0.6%												22.9%
2010	$311	0.0%	7.9%	6.7%	1.3%													16.0%
2011	$202	0.0%	6.8%	1.5%														8.3%

Undergraduate/Graduate[1] Loans, FICO 670-699[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.3%	0.1%	0.0%	5.9%
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.2%	0.0%		7.1%
2000	$14	0.0%	0.0%	0.0%	0.9%	1.4%	1.9%	0.2%	1.8%	0.9%	1.4%	1.4%	0.9%	0.8%	0.0%			11.0%
2001	$37	0.0%	0.0%	0.1%	1.3%	2.1%	1.5%	1.9%	1.6%	2.7%	2.9%	2.0%	0.7%	0.0%				16.8%
2002	$77	0.0%	0.2%	0.3%	1.6%	1.8%	2.4%	2.4%	3.0%	2.7%	1.5%	1.0%	0.1%					16.9%
2003	$134	0.0%	0.1%	0.8%	1.3%	2.8%	2.1%	3.7%	3.3%	2.1%	1.1%	0.1%						17.5%
2004	$222	0.0%	0.3%	0.5%	2.9%	2.6%	4.2%	3.8%	2.3%	1.4%	0.2%							18.2%
2005	$298	0.0%	0.1%	0.7%	3.8%	5.3%	4.9%	2.7%	1.7%	0.2%								19.4%
2006	$402	0.0%	0.2%	2.6%	5.6%	5.6%	3.5%	2.1%	0.3%									19.8%
2007	$605	0.0%	0.7%	5.6%	7.4%	4.7%	2.6%	0.4%										21.3%
2008	$623	0.0%	3.9%	6.9%	6.2%	3.1%	0.5%											20.6%
2009	$664	0.1%	5.7%	6.0%	5.0%	0.6%												17.5%
2010	$546	0.0%	6.1%	5.2%	1.0%													12.3%
2011	$357	0.0%	4.5%	1.1%														5.6%

Undergraduate/Graduate[1] Loans, FICO 640-669[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.9%	0.0%	2.9%	2.3%	1.3%	0.2%	0.0%	0.3%	8.6%
1999	$6	0.0%	0.0%	0.0%	0.0%	1.2%	1.3%	2.3%	0.9%	0.3%	2.1%	0.5%	0.3%	0.8%	0.5%	0.1%		10.3%
2000	$14	0.0%	0.0%	0.0%	1.4%	2.5%	2.3%	1.4%	1.6%	3.8%	3.0%	1.9%	1.5%	0.6%	0.1%			20.0%
2001	$32	0.0%	0.0%	0.1%	2.3%	2.9%	2.0%	3.4%	2.6%	5.2%	3.8%	2.9%	1.0%	0.2%				26.3%
2002	$61	0.0%	0.2%	0.4%	2.7%	2.3%	3.9%	3.1%	4.6%	4.2%	2.4%	1.5%	0.2%					25.4%
2003	$107	0.0%	0.3%	1.3%	2.1%	4.1%	3.3%	5.4%	4.5%	3.4%	1.8%	0.2%						26.5%
2004	$165	0.0%	0.5%	0.5%	4.4%	3.9%	6.5%	5.7%	3.5%	2.0%	0.4%							27.4%
2005	$226	0.0%	0.1%	0.9%	5.4%	8.2%	6.9%	3.8%	3.0%	0.3%								28.6%
2006	$296	0.0%	0.2%	3.7%	8.2%	7.8%	4.7%	3.0%	0.4%									28.0%
2007	$351	0.0%	1.1%	8.0%	9.8%	5.9%	3.4%	0.4%										28.6%
2008	$398	0.0%	5.4%	8.5%	8.0%	4.4%	0.5%											26.9%
2009	$379	0.0%	8.1%	7.9%	6.2%	0.6%												22.9%
2010	$311	0.0%	7.9%	6.7%	1.3%													16.0%
2011	$202	0.0%	6.8%	1.5%														8.3%

Note: Data as of 9/30/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1],[2] 0	1	2	3	4	5	6	7	Total
2006	$249	0.0%	0.1%	0.1%	0.5%	0.6%	0.6%	0.4%	0.0%	**2.2%**
2007	$675	0.0%	0.0%	0.3%	0.4%	0.6%	0.4%	0.1%		**1.7%**
2008	$376	0.0%	0.1%	0.4%	0.7%	0.6%	0.3%			**2.1%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1],[2] 0	1	2	3	4	5	6	7	Total
2006	$125	0.0%	0.4%	1.0%	1.5%	1.6%	1.5%	1.0%	0.0%	**6.9%**
2007	$295	0.0%	0.0%	0.9%	1.0%	1.3%	0.9%	0.2%		**4.3%**
2008	$133	0.0%	0.2%	1.7%	2.1%	1.7%	0.7%			**6.3%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1],[2]								
		0	1	2	3	4	5	6	7	**Total**
2006	$249	0.0%	0.1%	0.1%	0.5%	0.6%	0.6%	0.4%	0.0%	**2.2%**
2007	$675	0.0%	0.0%	0.3%	0.4%	0.6%	0.4%	0.1%		**1.7%**
2008	$376	0.0%	0.1%	0.4%	0.7%	0.6%	0.3%			**2.1%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1],[2]								
		0	1	2	3	4	5	6	7	**Total**
2006	$125	0.0%	0.4%	1.0%	1.5%	1.6%	1.5%	1.0%	0.0%	**6.9%**
2007	$295	0.0%	0.0%	0.9%	1.0%	1.3%	0.9%	0.2%		**4.3%**
2008	$133	0.0%	0.2%	1.7%	2.1%	1.7%	0.7%			**6.3%**

Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 9/30/12.
(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

SallieMae

DTC With Co-signer, FICO ≥ 670[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3] 0	1	2	3	4	5	6	7	8	9	Total
2004	$8	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.4%	0.0%	0.0%	**1.0%**
2005	$65	0.0%	0.1%	0.8%	0.8%	1.4%	2.1%	1.1%	0.9%	0.2%		**7.4%**
2006	$140	0.0%	0.7%	1.8%	4.4%	4.7%	2.4%	1.6%	0.4%			**16.1%**
2007	$245	0.0%	0.6%	4.7%	6.3%	4.2%	2.3%	0.3%				**18.4%**
2008	$369	0.0%	2.9%	5.9%	4.8%	3.2%	0.4%					**17.3%**
2009	$399	0.0%	3.7%	4.0%	3.5%	0.6%						**11.8%**
2010	$316	0.0%	3.5%	3.5%	1.2%							**8.2%**
2011	$193	0.1%	3.4%	1.1%								**4.5%**

DTC Without Co-signer, FICO ≥ 670[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3] 0	1	2	3	4	5	6	7	8	9	Total
2004	$2	0.0%	0.0%	1.7%	1.3%	0.6%	5.5%	2.3%	3.1%	1.3%	0.0%	**15.7%**
2005	$18	0.0%	1.1%	2.1%	2.6%	4.1%	6.5%	2.8%	1.1%	0.1%		**20.4%**
2006	$66	0.0%	1.5%	2.7%	6.6%	6.5%	4.0%	2.4%	0.4%			**24.0%**
2007	$158	0.0%	1.1%	6.0%	8.1%	4.6%	3.4%	0.4%				**23.6%**
2008	$256	0.0%	3.9%	8.0%	7.1%	3.6%	0.5%					**23.2%**
2009	$236	0.1%	6.8%	6.2%	6.3%	1.2%						**20.6%**
2010	$152	0.2%	8.3%	6.1%	2.0%							**16.5%**
2011	$89	0.2%	7.4%	2.4%								**10.0%**

DTC With Co-signer, FICO ≥ 670[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3] 0	1	2	3	4	5	6	7	8	9	Total
2004	$8	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.4%	0.0%	0.0%	**1.0%**
2005	$65	0.0%	0.1%	0.8%	0.8%	1.4%	2.1%	1.1%	0.9%	0.2%		**7.4%**
2006	$140	0.0%	0.7%	1.8%	4.4%	4.7%	2.4%	1.6%	0.4%			**16.1%**
2007	$245	0.0%	0.6%	4.7%	6.3%	4.2%	2.3%	0.3%				**18.4%**
2008	$369	0.0%	2.9%	5.9%	4.8%	3.2%	0.4%					**17.3%**
2009	$399	0.0%	3.7%	4.0%	3.5%	0.6%						**11.8%**
2010	$316	0.0%	3.5%	3.5%	1.2%							**8.2%**
2011	$193	0.1%	3.4%	1.1%								**4.5%**

DTC Without Co-signer, FICO ≥ 670[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3] 0	1	2	3	4	5	6	7	8	9	Total
2004	$2	0.0%	0.0%	1.7%	1.3%	0.6%	5.5%	2.3%	3.1%	1.3%	0.0%	**15.7%**
2005	$18	0.0%	1.1%	2.1%	2.6%	4.1%	6.5%	2.8%	1.1%	0.1%		**20.4%**
2006	$66	0.0%	1.5%	2.7%	6.6%	6.5%	4.0%	2.4%	0.4%			**24.0%**
2007	$158	0.0%	1.1%	6.0%	8.1%	4.6%	3.4%	0.4%				**23.6%**
2008	$256	0.0%	3.9%	8.0%	7.1%	3.6%	0.5%					**23.2%**
2009	$236	0.1%	6.8%	6.2%	6.3%	1.2%						**20.6%**
2010	$152	0.2%	8.3%	6.1%	2.0%							**16.5%**
2011	$89	0.2%	7.4%	2.4%								**10.0%**

Note: Data as of 9/30/12.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3]											
		0	1	2	3	4	5	6	7	8	9	10	**Total**
2003	$291	0.0%	0.4%	1.4%	1.6%	1.8%	1.4%	1.3%	1.0%	0.8%	0.5%	0.1%	**10.4%**
2004	$383	0.0%	0.4%	1.5%	2.3%	1.8%	1.8%	1.7%	1.1%	0.8%	0.1%		**11.5%**
2005	$513	0.0%	0.3%	2.2%	2.2%	2.5%	2.2%	1.5%	0.9%	0.2%			**12.0%**
2006	$633	0.0%	0.4%	2.5%	3.6%	3.2%	2.2%	1.5%	0.3%				**13.6%**
2007	$675	0.0%	0.5%	3.5%	3.9%	2.9%	1.7%	0.4%					**13.0%**
2008	$594	0.0%	0.6%	4.2%	3.5%	2.2%	0.4%						**10.9%**
2009	$186	0.0%	0.2%	1.9%	1.9%	0.6%							**4.5%**
2010	$24	0.0%	0.5%	0.9%	0.2%								**1.6%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [(2),(3)]											
		0	1	2	3	4	5	6	7	8	9	10	**Total**
2003	$291	0.0%	0.4%	1.4%	1.6%	1.8%	1.4%	1.3%	1.0%	0.8%	0.5%	0.1%	**10.4%**
2004	$383	0.0%	0.4%	1.5%	2.3%	1.8%	1.8%	1.7%	1.1%	0.8%	0.1%		**11.5%**
2005	$513	0.0%	0.3%	2.2%	2.2%	2.5%	2.2%	1.5%	0.9%	0.2%			**12.0%**
2006	$633	0.0%	0.4%	2.5%	3.6%	3.2%	2.2%	1.5%	0.3%				**13.6%**
2007	$675	0.0%	0.5%	3.5%	3.9%	2.9%	1.7%	0.4%					**13.0%**
2008	$594	0.0%	0.6%	4.2%	3.5%	2.2%	0.4%						**10.9%**
2009	$186	0.0%	0.2%	1.9%	1.9%	0.6%							**4.5%**
2010	$24	0.0%	0.5%	0.9%	0.2%								**1.6%**

72

Note: Data as of 9/30/12.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Cohort Default Triangles

73 SLM Appendix

GAAP to “Core Earnings” Reconciliation
($ in millions, except per share amounts) Quarters Ended
September 30, 2012 June 30, 2012 September 30, 2011
Dollars Diluted EPS Dollars Diluted EPS Dollars Diluted EPS
GAAP net income (loss) 188 $          0.39 $     292 $          0.59 $     (47) $     (0.10) $
Adjustment from GAAP to "Core Earnings"
Net impact of derivative accounting 140 (82) 371
Net impact of goodwill and acquired intangible assets 5 5 6
Total "Core Earnings" Adjustments before net tax effect 145 (77) 377
Net tax effect (56) 28 (142)
Total "Core Earnings" Adjustments 89 (49) 235
"Core Earnings" $277 $0.58 $243 $0.49 $188 $0.36

SLM student loan trust data (Debt/asset backed securities – SLM Student Loan
Trusts)
– Static pool information – Detailed portfolio stratifications by trust as of the cutoff date
– Accrued interest factors
– Quarterly distribution factors
– Historical trust performance  - monthly charge-off, delinquency, loan status, CPR, etc. by trust
– Since issued CPR – monthly CPR data by trust since issuance
SLM student loan performance by trust – Issue details
– Current and historical monthly distribution reports
– Distribution factors
– Current rates
– Prospectus for public transactions and Rule 144A transactions are available through underwriters
Additional information (Webcasts and presentations)
– Archived and historical webcasts, transcripts and investor presentations
Sallie Mae Investor Relations Website
www.salliemae.com/investors